UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C INFORMATION
Information Statement Pursuant to Section 14(c) of the
Securities Exchange Act of 1934
(Amendment No.      )

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Preliminary Information Statement

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Definitive Information Statement

Union Electric Company
(Name of Registrant as Specified In Its Charter)
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UNION ELECTRIC COMPANY
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To the Shareholders of Union Electric Company:
We will hold the Annual Meeting of Shareholders of Union Electric Company, doing business as Ameren Missouri (the “Company”), on Thursday, May 6, 2021, at 10 a.m. CDT. This year’s Annual Meeting will be held in a virtual meeting format only. You can participate in the Annual Meeting live via the Internet by visiting: www.virtualshareholdermeeting.com/AEE2021.
The business to be conducted at the meeting includes:
(1) electing five directors for terms ending at the annual meeting of shareholders to be held in 2022; and
(2) acting on other proper business presented to the meeting.
The Board of Directors of the Company presently knows of no other business to come before the meeting.
If you owned shares of the Company’s capital stock at the close of business on March 9, 2021, you are entitled to vote at the meeting and at any adjournment thereof. To attend, vote and ask questions during the Annual Meeting, you will need the 16-digit control number included on your Notice Regarding the Availability of Materials or on any additional instructions that accompanied your materials. Online check-in will begin at 9:45 a.m. CDT. Please allow ample time for the online check-in process. Attendance at the Annual Meeting is subject to capacity limits set by the virtual meeting platform provider.
THERE WILL BE NO SOLICITATION OF PROXIES BY THE BOARD OF DIRECTORS OF THE COMPANY.
By order of the Board of Directors.
Chonda J. Nwamu
Senior Vice President, General Counsel and Secretary
St. Louis, Missouri
March 23, 2021

Important Notice Regarding the Availability of this Information Statement:
This Information Statement and the 2020 Form 10-K, including consolidated financial statements, are available to you at www.amereninvestors.com/financial-info/proxy-materials.

Union Electric Company

2021 Information Statement	2

Information Statement of Union Electric Company
(First sent or given to shareholders on or about March 23, 2021)
Principal Executive Offices:
One Ameren Plaza
1901 Chouteau Avenue
St. Louis, MO 63103
Forward-Looking Information
Statements in this information statement not based on historical facts are considered “forward-looking” and, accordingly, involve risks and uncertainties that could cause actual results to differ materially from those discussed. Although such forward-looking statements have been made in good faith and are based on reasonable assumptions, there is no assurance that the expected results will be achieved. These statements include (without limitation) statements as to future expectations, beliefs, plans, projections, strategies, targets, estimates, objectives, events, conditions, and financial performance. In connection with the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, we are providing this cautionary statement to identify important factors that could cause actual results to differ materially from those anticipated. Reference is made to our Annual Report on Form 10-K for the year ended December 31, 2020 (the “2020 Form 10-K”) filed with the Securities and Exchange Commission (the “SEC”) for a list of such factors.
Questions and Answers About the Annual Meeting and Voting
Q.
When and where will the annual meeting be held?

A.
The Annual Meeting of Shareholders of Union Electric Company, doing business as Ameren Missouri (the “Company,” “Ameren Missouri,” “we,” “us” and “our”), will be held on Thursday, May 6, 2021, at 10 a.m. CDT (the “Annual Meeting”), and at any adjournment thereof. In light of the public health impact of COVID-19 and to support the health and well-being of our shareholders, the Annual Meeting will be held in a virtual meeting format only. You can attend the Annual Meeting live via the Internet by visiting: www.virtualshareholdermeeting.com/AEE2021.Please note that there is no in-person location for you to attend.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.
Q.
How do I participate in the Annual Meeting?

A.
Visit www.virtualshareholdermeeting.com/AEE2021 and enter the 16-digit control number included on your Notice Regarding the Availability of Materials or any additional instructions that accompanied your materials. Online check-in will begin at 9:45 a.m. CDT. Please allow ample time for the online check-in process. Attendance at the Annual Meeting is subject to capacity limits set by the virtual meeting platform provider.

Q.
Who do I contact for help with technical difficulties accessing the Annual Meeting?

A.
If you experience any technical difficulties accessing the Annual Meeting or during the meeting, please call the toll-free number that will be available on the Annual Meeting site ( www.virtualshareholdermeeting.com/AEE2021) for assistance. Technical support will be available 15 minutes prior to the start time of the meeting.

3	Union Electric Company

Information Statement of Union Electric Company
Q.
What is our relationship with Ameren Corporation?

A.
The Company; Ameren Illinois Company, doing business as Ameren Illinois (“Ameren Illinois”); Ameren Transmission Company of Illinois (“ATXI”); and Ameren Services Company (“Ameren Services”) are the principal direct or indirect subsidiaries of Ameren Corporation (“Ameren”), a holding company.

Ameren has common equity securities listed on the New York Stock Exchange (“NYSE”) and holds either directly or indirectly more than 50 percent of the voting power of each of Ameren Missouri, Ameren Illinois, ATXI, and Ameren Services. Ameren Missouri has no securities listed on the NYSE and is therefore exempt from all of the corporate governance rules of the NYSE (Section 303A of the NYSE’s Listed Company Manual).
Ameren Missouri’s Annual Meeting will be held in conjunction with the Ameren and Ameren Illinois annual meetings.
Q.
Who is entitled to vote?

A.
Only shareholders of record of our common stock, $5 par value (“Common Stock”), and our preferred stock, without par value (“Preferred Stock”) at the close of business on the record date, March 9, 2021, are entitled to vote at the Annual Meeting. Our two classes of outstanding voting securities on such date consisted of 102,123,834 shares of Common Stock, all of which were owned by Ameren, and 807,595 shares of Preferred Stock of various series.

Q.
What will I be voting on?

A.
Five directors are to be elected at the Annual Meeting to serve until the next annual meeting of shareholders and until their respective successors have been duly elected and qualified.

Q.
How do I vote?

A.
We have been informed that Ameren intends to cast the votes of all of the outstanding shares of our Common Stock for the election of the nominees for directors named in Item (1). Accordingly, this matter is expected to be approved. Therefore, the Board of Directors considered it unnecessary to solicit proxies for the Annual Meeting. However, if you wish to vote your shares of Preferred Stock, you may do so by attending the virtual Annual Meeting and casting your vote via the Internet by visiting www.virtualshareholdermeeting.com/AEE2021. Online check-in will begin at 9:45 a.m. CDT. Please allow ample time for the online check-in process. Please note that there is no in-person location for you to attend.

To participate in and vote at the virtual Annual Meeting, you will need the 16-digit control number included on your Notice Regarding Availability of Materials or any additional voting instructions that accompanied your materials.
Q.
How many votes do I have?

A.
Our Common Stock and Preferred Stock vote together as a single class on the election of directors. Each shareholder is entitled to one vote for each share of our stock held (whether Common Stock or Preferred Stock), on each matter submitted to a vote at the Annual Meeting, except that in the election of directors, each shareholder is entitled to vote cumulatively. Accordingly, each shareholder may cast votes equal to the number of directors to be elected multiplied by the number of shares held by that shareholder for only one nominee, or those votes may be distributed among any two or more nominees.

Q.
What are the vote requirements for each matter?

A.
For the election of directors, the five nominees receiving the highest number of votes of the shares entitled to vote and represented in person or by proxy at the meeting at which a quorum is present will be elected as directors. For all other matters, if any are properly presented at the meeting, the decision of a majority of the shares entitled to vote on the subject matter and represented in person or by proxy at the meeting at which a quorum is present will be valid as an act of the shareholders, unless a larger

2021 Information Statement	4

Information Statement of Union Electric Company
vote is required by law, the Company’s Bylaws or the Company’s Restated Articles of Incorporation. In tabulating the number of votes on such matters (i) shares represented by a proxy which directs that the shares abstain from voting or that a vote be withheld on a matter will be deemed to be represented at the meeting as to such matter, (ii) except as provided in (iii) below, shares represented by a proxy as to which voting instructions are not given as to one or more matters to be voted on will not be deemed to be represented at the meeting for the purpose of the vote as to such matter or matters and (iii) a proxy, which states how shares will be voted in the absence of instructions by the shareholder as to any matter, will be deemed to give voting instructions as to such matter. Shareholder votes are certified by independent inspectors of election.
Q.
How do I submit questions for the Annual Meeting?

A.
Before the Annual Meeting. Before the Annual Meeting, you can submit questions by visiting www.proxyvote.com and entering your 16-digit control number. Once you are past the login screen, click on “Questions for Management,” type in your question and click “Submit.” If you have any questions about www.proxyvote.com or your control number, please contact the bank, broker, or other organization that holds your shares.

During the Annual Meeting. Log into the online meeting platform at www.virtualshareholdermeeting.com/AEE2021, type your question into the “Ask a Question” field and click “Submit”.
Only shareholders with a valid control number will be allowed to ask questions. Questions pertinent to meeting matters will be answered during the meeting, subject to time constraints. We reserve the right to edit inappropriate language and to exclude questions that are personal matters, do not comply with the meeting rules of conduct or are otherwise inappropriate. If we receive substantially similar questions, we will group such questions together and provide a single response to avoid repetition. If there are questions pertinent to meeting matters that cannot be answered during the meeting due to time constraints, management will post answers to a representative set of such questions on www.amereninvestors.com. The questions and answers, if any, will be available as soon as practicable after the meeting and will remain available until Ameren’s 2022 proxy statement is filed.
Q.
When and to whom will our Form 10-K be sent?

A.
Our 2020 Form 10-K is being sent, along with the Notice of Annual Meeting and this information statement, to all of our shareholders of record at the close of business on March 9, 2021, which is the record date for the determination of shareholders entitled to vote at the meeting. Note that the 2020 Form 10-K is a combined report for Ameren, Ameren Missouri and Ameren Illinois, which comprise all Ameren companies reporting under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Q.
How can I access this Information Statement and the 2020 Form 10-K online?

A.
This information statement and the 2020 Form 10-K, including financial statements, are available to you at www.amereninvestors.com/financial-info/proxy-materials.

Q.
How many shares must be present to hold the Annual Meeting?

A.
As provided in our Bylaws, in order to conduct the Annual Meeting, holders of more than one-half of the outstanding shares entitled to vote must be present in person or represented by proxy so that there is a quorum.

In determining whether a quorum is present at the Annual Meeting, shares represented by a proxy that directs that the shares abstain from voting or that a vote be withheld on a matter, will be deemed to be represented at the meeting for quorum purposes. Shares as to which voting instructions are given as to at least one of the matters to be voted on will also be deemed to be so represented. If the proxy states how shares will be voted in the absence of instructions by the shareholder, such shares will be deemed to be represented at the meeting.
5	Union Electric Company

Information Statement of Union Electric Company
Q.
How do I review the list of shareholders?

A.
The names of shareholders of record entitled to vote at the Annual Meeting will be available during the Annual Meeting at www.virtualshareholdermeeting.com/AEE2021 and, for ten days prior to the Annual Meeting, at the Office of the Secretary of the Company. Only shareholders that have logged in to the Annual Meeting with a valid control number will be allowed to view the list of shareholders during the Annual Meeting.

Q.
What is the Company’s mailing policy when multiple registered shareholders share an address?

A.
The Company is permitted and intends to mail only one Notice Regarding the Availability of Materials and/or one annual report and one information statement to multiple registered shareholders sharing an address who have consented to the delivery of one set of materials per address or have received prior notice of our intent to do so, so long as the Company has not received contrary instructions from one or more of such shareholders. This practice is commonly referred to as “householding.” Householding reduces the volume of duplicate information received at your household and the cost to the Company of preparing and mailing duplicate materials.

If you share an address with other registered shareholders and your household receives one set of the materials and you decide you want a separate copy of the materials, the Company will promptly mail your separate copy if you contact the Office of the Secretary, Ameren Corporation, P.O. Box 66149, Mail Code 1310, St. Louis, Missouri 63166-6149 or by calling toll-free 1-800-255-2237 (or in the St. Louis area 314-554-3502). Additionally, to resume the mailing of individual copies of future materials to a particular shareholder, you may contact the Office of the Secretary, and your request will be effective within 30 days after receipt. You may request householding of these documents by providing the Office of the Secretary with a written request to eliminate multiple mailings. The written request must include names and account numbers of all shareholders consenting to householding for a given address and must be signed by those shareholders.
Additionally, the Company has been notified that certain banks, brokers and other nominees may household the Company’s information statements for shareholders who hold Company shares with the bank, broker or other nominee in “street” name and have consented to householding. In this case, you may request individual copies of the information statement by contacting your bank, broker or other nominee.
Q.
How do I contact the Company about Annual Meeting matters?

A.
You may reach us:

— by mail addressed to
Office of the Secretary
Union Electric Company
P.O. Box 66149, Mail Code 1310
St. Louis, MO 63166-6149
— by calling toll free 1-800-255-2237 (or in the St. Louis area 314-554-3502).
2021 Information Statement	6

Corporate Governance

ITEM 1
Election of Directors
Five directors are to be elected at the Annual Meeting to serve until the next annual meeting of shareholders and until their respective successors have been duly elected and qualified. In the event that any nominee for election as director should become unavailable to serve, votes will be cast for such substitute nominee or nominees as may be nominated by the Nominating and Corporate Governance Committee of Ameren’s Board of Directors and approved by the Board of Directors. The Nominating and Corporate Governance Committee, as described below, performs its committee functions for our Board. The Board of Directors knows of no reason why any nominee will not be able to serve as director. The five nominees for director who receive the most votes will be elected.
Our Board of Directors is currently comprised of five directors (Martin J. Lyons, Jr., Mark C. Birk, Fadi M. Diya, Michael L. Moehn and Chonda J. Nwamu), each of whom is an officer of the Company or its affiliates. As discussed below, the Audit and Risk Committee, as well as the Nominating and Corporate Governance Committee, Human Resources Committee, Nuclear, Operations and Environmental Sustainability Committee and Finance Committee of Ameren’s Board of Directors, perform committee functions for our Board.
Information Concerning Nominees to the Board of Directors
The nominees for our Board of Directors are listed below, along with their ages as of December 31, 2020, tenure as director, other directorships held by such nominee during the previous five years and business background for at least the last five years. Each nominee’s biography below also includes a description of the specific experience, qualifications, attributes or skills of each director or nominee that led Ameren’s Board to conclude that such person should serve as a director of the Company. The fact that we do not list a particular experience, qualification, attribute or skill for a director nominee does not mean that nominee does not possess that particular experience, qualification, attribute or skill. In addition to the specific experiences, qualifications, attributes or skills detailed below, each director or nominee has demonstrated the highest professional and personal ethics, broad experiences in business, environmental and sustainability matters, government, education or technology, the ability to provide insights and practical wisdom based on their experience and expertise, a commitment to enhancing shareholder value, compliance with legal and regulatory requirements, and the ability to develop a good working relationship with other Board members and contribute to the Board’s working relationship with senior management of the Company. In assessing the composition of the Board of Directors, Ameren’s Nominating and Corporate Governance Committee recommends Board nominees so that collectively, the Board is balanced by having the necessary experience, qualifications, attributes and skills and that no nominee is recommended because of one particular criterion. See “— Corporate Governance Policies and Practices — Consideration of Director Nominees” below for additional information regarding director nominees and the nominating process.
Each nominee has consented to being nominated for director and has agreed to serve if elected. No arrangement or understanding exists between any nominee and the Company or, to the Company’s knowledge, any other person or persons pursuant to which any nominee was or is to be selected as a director or nominee. There are no family relationships between any director, executive officer, or person nominated or chosen by us to become a director or executive officer. All of the nominees for election to the Board were unanimously recommended by the Nominating and Corporate Governance Committee of Ameren’s Board of Directors and were unanimously nominated by our Board of Directors. We have been informed that Ameren intends to cast the votes of all of the outstanding shares of our Common Stock for the election of the nominees named below.
7	Union Electric Company

Corporate Governance
MARTIN J. LYONS, JR. CHAIRMAN AND PRESIDENT OF THE COMPANY Director since: 2009 Age: 54
EXECUTIVE EXPERIENCE:
Mr. Lyons joined the Company, Ameren Illinois, Ameren and Ameren Services in 2001 as Controller. Mr. Lyons was elected Vice President of the Company, Ameren Illinois, Ameren and Ameren Services in 2003. In 2007, his positions were changed to Vice President and Principal Accounting Officer. In 2008, Mr. Lyons was elected Senior Vice President and Principal Accounting Officer of Ameren and its subsidiaries. In 2009, Mr. Lyons assumed the positions of Senior Vice President and Chief Financial Officer, while remaining as the Principal Accounting Officer, of the Company, Ameren Illinois, Ameren and Ameren Services. In 2013, Mr. Lyons was elected Executive Vice President and Chief Financial Officer of the Company, Ameren, Ameren Illinois and Ameren Services and relinquished his duties as Chief Accounting Officer. In 2016, Mr. Lyons was elected Chairman and President of Ameren Services and relinquished his position as Executive Vice President and Chief Financial Officer of Ameren Services. In December 2019, Mr. Lyons was elected as Chairman and President of the Company and relinquished his positions at Ameren, Ameren Illinois, and Ameren Services, as well as his position as Executive Vice President and Chief Financial Officer of the Company.
Mr. Lyons serves or served as a director of the following Ameren entities (current and former):
•
Ameren Illinois, 2009−2019

•
Ameren Services, 2010−2019

•
Ameren Energy Generating Company, 2009−2013

•
Ameren Transmission Company of Illinois, 2009−2019

SKILLS AND QUALIFICATIONS:
Based primarily upon Mr. Lyons’ executive management experience; strong accounting, financial and administrative skills and experience; and tenure with the Company (and its current and former affiliates), Ameren’s Board concluded that Mr. Lyons should serve as a director of the Company.
MARK C. BIRK SENIOR VICE PRESIDENT, CUSTOMER AND POWER OPERATIONS OF THE COMPANY Director since: 2016 Age: 56
EXECUTIVE EXPERIENCE:
Mr. Birk joined the Company in 1986 as an engineer. He was elected Vice President of Ameren Energy, Inc. in 2003. In 2004, Mr. Birk was promoted to Vice President of Power Operations of Ameren. In 2012, Mr. Birk was named Senior Vice President of Corporate Planning of Ameren Services, and in 2014 he was also elected Senior Vice President, Oversight of Ameren Services. In 2015, he was elected Senior Vice President, Corporate Safety, Planning and Operations Oversight of Ameren Services. In January 2017, he was elected Senior Vice President, Customer Operations of the Company and relinquished his positions at Ameren Services. In October 2017, he was elected Senior Vice President, Customer and Power Operations of the Company.
Mr. Birk served as a director of Ameren Illinois from 2016 to 2017.
SKILLS AND QUALIFICATIONS:
Based primarily upon Mr. Birk’s significant executive management experience; strong strategic planning, engineering and administrative skills and experience; and extensive tenure with the Company (and its current and former affiliates), Ameren’s Board concluded that Mr. Birk should serve as a director of the Company.
2021 Information Statement	8

Corporate Governance
FADI M. DIYA SENIOR VICE PRESIDENT AND CHIEF NUCLEAR OFFICER OF THE COMPANY Director since: 2015 Age: 58
EXECUTIVE EXPERIENCE:
Mr. Diya joined the Company in 2005 as superintendent of Design Engineering at Callaway Energy Center in Fulton, Missouri and was later promoted to plant director. In 2008, he was elected Vice President of Nuclear Operations. In 2014, Mr. Diya was elected Senior Vice President and Chief Nuclear Officer of the Company. Prior to joining the Company, Mr. Diya held the position of Manager of Engineering at the Harris Nuclear Plant for Progress Energy.
SKILLS AND QUALIFICATIONS:
Based primarily upon Mr. Diya’s extensive executive management, generation and engineering experience; significant strategic planning and administrative skills and experience; and extensive tenure with the Company, Ameren’s Board concluded that Mr. Diya should serve as a director of the Company.
MICHAEL L. MOEHN EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL OFFICER OF THE COMPANY, AMEREN AND AMEREN ILLINOIS AND CHAIRMAN AND PRESIDENT OF AMEREN SERVICES Director since: 2012 Age: 51
EXECUTIVE EXPERIENCE:
Mr. Moehn joined Ameren Services in 2000 as an Assistant Controller. Mr. Moehn was named Director of Ameren Services’ corporate modeling and transaction support in 2001 and elected Vice President of Business Services for Ameren Energy Resources Company, LLC (“Resources Company”) in 2002. In 2004, Mr. Moehn was elected Vice President of Corporate Planning of Ameren Services and relinquished his position at Resources Company. In 2008, Mr. Moehn was elected Senior Vice President, Corporate Planning and Business Risk Management of Ameren Services. On January 1, 2012, Mr. Moehn assumed the position of Senior Vice President of Customer Operations of Ameren Illinois and relinquished his position at Ameren Services. Mr. Moehn was elected to Ameren Illinois’ Board of Directors in April 2012. In 2012, Mr. Moehn was elected to the Board of Directors and as Senior Vice President of Customer Operations of the Company, with responsibility for electric and gas operations, technical services and customer operations in Missouri, and relinquished his directorship and position at Ameren Illinois. Mr. Moehn was elected Chairman and President of the Company on April 1, 2014. On December 1, 2019, Mr. Moehn was elected Executive Vice President and Chief Financial Officer of the Company, Ameren, and Ameren Illinois and President of Ameren Services and relinquished his position as Chairman and President of the Company.
Mr. Moehn serves as a director of the following Ameren entities:
•
Ameren Services, 2019−present

•
Ameren Illinois, 2019−present

•
Ameren Transmission Company of Illinois, 2019−present

SKILLS AND QUALIFICATIONS:
Based primarily upon Mr. Moehn’s significant executive management experience; strong strategic planning, operations and administrative skills and experience; and tenure with the Company (and its affiliates), Ameren’s Board concluded that Mr. Moehn should serve as a director of the Company.
9	Union Electric Company

Corporate Governance
CHONDA J. NWAMU SENIOR VICE PRESIDENT, GENERAL COUNSEL AND SECRETARY OF THE COMPANY, AMEREN, AMEREN ILLINOIS AND AMEREN SERVICES Director since: 2019 Age: 49
EXECUTIVE EXPERIENCE:
Ms. Nwamu joined Ameren Services in September 2016 as Vice President and Deputy General Counsel. In January 2019, she was elected Senior Vice President and Deputy General Counsel of Ameren Services. In August 2019, Ms. Nwamu was elected Senior Vice President, General Counsel and Secretary of the Company, Ameren, Ameren Illinois and Ameren Services. Prior to joining Ameren Services, she served as regulatory counsel at Pacific Gas and Electric Company, a public utility, from 2000 to May 2014 and as managing counsel and senior director from June 2014 to June 2016.
Ms. Nwamu serves as a director of the following Ameren entities:
•
Ameren Services, 2019−present

•
Ameren Missouri, 2019−present

•
Ameren Transmission Company of Illinois, 2019−present

SKILLS AND QUALIFICATIONS:
Based primarily upon Ms. Nwamu’s significant management experience and extensive legal, regulatory and administrative skills and experience, Ameren’s Board concluded that Ms. Nwamu should serve as a director of the Company.
YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THESE DIRECTOR NOMINEES.
Consideration of Director Nominees
Ameren’s Nominating and Corporate Governance Committee will consider director nominations from shareholders in accordance with Ameren’s Policy Regarding Nominations of Directors (“Director Nomination Policy”), a copy of which can be found on Ameren’s website. The Nominating and Corporate Governance Committee will consider as a candidate any director of the Company who has indicated to the Nominating and Corporate Governance Committee that he or she is willing to stand for reelection as well as any other person who is recommended by any shareholders of the Company who provide the required information and certifications within the time requirements, as set forth in the Director Nomination Policy. The Nominating and Corporate Governance Committee may also undertake its own search process for candidates and may retain the services of professional search firms or other third parties to assist in identifying and evaluating potential nominees. The Company does not normally pay any third party search firm a fee to identify or evaluate or assist in identifying or evaluating nominees and did not do so with regard to the nominees recommended for election in this information statement.
In considering a potential nominee for the Board, shareholders should note that in selecting candidates, Ameren’s Nominating and Corporate Governance Committee endeavors to find individuals of high integrity who have a solid record of leadership and accomplishment in their chosen fields and who display the independence to effectively represent the best interests of all shareholders. Candidates are selected for their ability to exercise good judgment, to provide practical insights and diverse perspectives and to contribute to the regular refreshment of skill sets represented on the Board. Candidates also will be assessed in the context of the then-current composition of the Board, the average tenure of the Board, the operating requirements of the Company and the long-term interests of all shareholders. In conducting this assessment, the Nominating and Corporate Governance Committee will, in connection with its assessment and recommendation of candidates for director, consider diversity (including, but not limited to, gender, race, ethnicity, age, experience and skills), director tenure, board refreshment and such other factors as it deems appropriate given the then-current and anticipated
2021 Information Statement	10

Corporate Governance
future needs of the Board and the Company, and to maintain a balance of perspectives, qualifications, qualities and skills on the Board. In such cases, Ameren’s Nominating and Corporate Governance Committee will direct its third-party search firm to provide a list of candidates dominated by certain underrepresented categories, such as women or racial or ethnic minorities. These focused searches have contributed to the diversity of the Company’s current Board. Ameren’s Nominating and Corporate Governance Committee considers and assesses the implementation and effectiveness of its diversity policy in connection with Board nominations annually.
Although the Nominating and Corporate Governance Committee may seek candidates that have different qualities and experiences at different times in order to maximize the aggregate experience, qualities and strengths of the Board members, nominees for each election or appointment of directors will be evaluated using a substantially similar process and under no circumstances will the Nominating and Corporate Governance Committee evaluate nominees recommended by a shareholder of the Company pursuant to a process substantially different than that used for other nominees for the same election or appointment of directors.
Ameren’s Nominating and Corporate Governance Committee considers the following qualifications at a minimum in recommending to the Board potential new Board members, or the continued service of existing members:
•
the highest professional and personal ethics;

•
broad experience in business, government, education or technology;

•
ability to provide insights and practical wisdom based on their experience and expertise;

•
commitment to enhancing shareholder value;

•
sufficient time to effectively carry out their duties; their service on other boards of public companies should be limited to a reasonable number;

•
compliance with legal and regulatory requirements; and

•
ability to develop a good working relationship with other Board members and contribute to the Board’s working relationship with senior management of the Company.

Other than the foregoing, there are no stated minimum criteria for director nominees, although Ameren’s Nominating and Corporate Governance Committee may also consider such other factors as it may deem are in the best interests of the Company and its shareholders. Ameren’s Nominating and Corporate Governance Committee does, however, believe it appropriate for at least one member of the Board to meet the criteria for an “audit committee financial expert” as defined by SEC rules. In addition, because the Company is committed to maintaining its tradition of diversity and inclusion within the Board, each assessment and selection of director candidates will be made by Ameren’s Nominating and Corporate Governance Committee in compliance with Ameren’s policy of non-discrimination based on race, color, religion, sex, national origin, ethnicity, age, disability, veteran status, pregnancy, marital status, sexual orientation or any other reason prohibited by law. Ameren’s Nominating and Corporate Governance Committee considers and assesses the implementation and effectiveness of its diversity policy in connection with Board nominations annually to assure that the Board contains an effective mix of individuals to best advance the Company’s long-term business interests.
Risk Oversight Process
Given the importance of monitoring risks, Ameren’s Board has determined to utilize a committee specifically focused on oversight of the risk management of Ameren and its subsidiaries, including the Company. Ameren’s Board has charged its Audit and Risk Committee with oversight responsibility of Ameren’s and its subsidiaries’ overall enterprise risk management process, which includes the identification, assessment, mitigation and monitoring of risks for Ameren and its subsidiaries. Ameren’s enterprise risk management program is a comprehensive, consistently applied management framework that is designed to ensure all forms of risk and opportunity are identified, reported and managed in an effective manner. Risk management is embedded into business processes and key decision-making at all levels of the Company.
11	Union Electric Company

Corporate Governance
Ameren’s Audit and Risk Committee meets on a regular basis to review enterprise risk management processes, at which time applicable members of Ameren’s and the Company’s senior management provide reports to the Audit and Risk Committee. Ameren’s Audit and Risk Committee coordinates with other committees of Ameren’s Board having primary oversight responsibility for specific risks (see “— BOARD COMMITTEES” below). Each of Ameren’s standing Board committees receives regular reports from members of Ameren’s and the Company’s senior management concerning its assessment of Ameren and Company risks within the purview of such committee. Each such committee also has the authority to engage independent advisers. The risks that are not specifically assigned to an Ameren Board committee are considered by Ameren’s Audit and Risk Committee through its oversight of the enterprise risk management process of Ameren and its subsidiaries. Ameren’s Audit and Risk Committee then discusses with members of Ameren’s and the Company’s senior management methods to mitigate such risks.
Notwithstanding Ameren’s Board of Directors’ oversight delegation to Ameren’s Audit and Risk Committee, the entire Board is actively involved in risk oversight. Ameren’s Audit and Risk Committee annually reviews for Ameren’s Board which committees maintain oversight responsibilities described above and the overall effectiveness of the enterprise risk management process. In addition, at each of its meetings, Ameren’s Board receives a report from the Chair of the Audit and Risk Committee, as well as from the Chair of each of the other standing committees of Ameren’s Board identified below, each of which is chaired by an independent director in accordance with the committee charters. Through the process outlined above, Ameren’s Board believes that its leadership structure provides effective oversight of risk management of Ameren and its subsidiaries.
Consideration of Risks Associated with Compensation
In evaluating the material elements of compensation available to executives and other Company employees, Ameren’s Human Resources Committee takes into consideration whether the compensation policies and practices of Ameren and certain of its subsidiaries, including the Company, may incentivize behaviors that might lead to excessive risk taking. Ameren’s Human Resources Committee, with the assistance of its independent compensation consultant, Meridian Compensation Partners, LLC (“Meridian”), and Ameren management, reviews the compensation policies and practices each year for design features that have the potential to encourage excessive risk taking. The program contains multiple design features that manage or mitigate these potential risks, including:
•
an appropriate balance of fixed and variable pay opportunities;

•
caps on incentive plan payouts;

•
the use of multiple performance measures in the compensation program;

•
measurement of performance at the corporate level;

•
a mix between short-term and long-term incentives, with an emphasis for executives on rewarding long-term performance;

•
Ameren Human Resources Committee discretion regarding individual executive awards;

•
oversight by non-participants in the plans;

•
a code of conduct, internal controls and other measures implemented by Ameren and its subsidiaries, including the Company;

•
anti-hedging and anti-pledging policies for executives;

•
a clawback provision in the 2014 Omnibus Incentive Compensation Plan (the “2014 Plan”) and the 2006 Omnibus Incentive Compensation Plan (the “2006 Plan”) that applies to annual and long-term incentive plan grants; and

•
stock ownership requirements applicable to members of Ameren’s management team (including the NEOs as defined under “EXECUTIVE COMPENSATION — Compensation Discussion and Analysis” below, other officers who are subject to reporting under Section 16 of the Securities Exchange Act of 1934 (collectively, the “Section 16 Officers”), and other members of Ameren’s Senior Leadership Team) and stock ownership guidelines applicable to all other members of Ameren’s management team.

Based upon the above considerations, Ameren’s Human Resources Committee determined that the Company’s compensation policies and practices are not reasonably likely to create risks that have a material adverse effect on the Company.
2021 Information Statement	12

Corporate Governance
Board Leadership Structure
The Company’s Bylaws delegate to the Company’s Board of Directors the right to exercise its discretion to either separate or combine the offices of Chairman of the Board and President. The Board annually considers the appropriate leadership structure for the Company and has concluded that the Company and its shareholders are best served by the Board retaining discretion to determine whether the same individual should serve as both Chairman of the Board and President. This decision is based upon the Board’s determination of what is in the best interests of the Company and its shareholders, in light of then-current and anticipated future circumstances and taking into consideration succession planning, skills and experience of the individual(s) filling those positions and other relevant factors.
The Board has determined that the Board leadership structure that is most appropriate at this time, given the specific characteristics and circumstances of the Company and the skills and experience of Mr. Lyons, is a leadership structure that combines the roles of Chairman of the Board and President with Mr. Lyons filling those roles for the following primary reasons:
•
such a Board leadership structure with a combined Chairman and President has previously served the Company and its shareholders well, and the Board expects that the structure will continue to serve them well, based primarily on Mr. Lyon’s background, skills and experience, as detailed in his biography above;

•
since Ameren owns all of the Company’s Common Stock, the Company receives significant independent oversight by Ameren’s Board of Directors (for example, only independent directors chair and serve on all standing Board committees, including the Audit and Risk Committee, the Human Resources Committee and the Nominating and Corporate Governance Committee of Ameren’s Board (see “— BOARD COMMITTEES” below); Ameren’s Nominating and Corporate Governance Committee recommends to Ameren’s Board, and Ameren’s Board subsequently nominates, director candidates for the Company’s Board; and any Company director, as a result of Ameren’s ownership of all the Company’s Common Stock, may be removed by Ameren’s Board at any time, with or without cause);

•
a non-independent Chairman of the Board continues to be the principal board leadership structure among public companies in the United States, including Ameren’s peer companies; and

•
there is no empirical evidence that separating the roles of Chairman and President (or Chief Executive Officer) improves returns for shareholders.

Based on oversight by Ameren’s Board, as described above, Ameren’s ownership of all the Company’s Common Stock and the economic rights of the holders of the Preferred Stock being senior in priority to the Common Stock, and the Company’s current Board composition and leadership structure, the Board has not appointed a lead independent director. The Board recognizes that depending on the specific characteristics and circumstances of the Company, other leadership structures might also be appropriate. The Company is committed to reviewing this determination on an annual basis.
Director Independence
All nominees for director of the Company’s Board are officers of the Company or its affiliates and therefore, do not qualify as “independent” under the NYSE listing standards. As previously explained, the Company has no securities listed on the NYSE and therefore is not subject to the NYSE listing standards.
Board Committees
As described below, the Board of Directors utilizes the Audit and Risk Committee, Human Resources Committee, Nominating and Corporate Governance Committee, Nuclear, Operations and Environmental Sustainability Committee and Finance Committee of Ameren’s Board of Directors to perform such committee functions for the Company’s Board. The chairs and members of those committees are recommended by Ameren’s Nominating and Corporate Governance Committee, appointed annually by Ameren’s Board and are identified below. Each committee is comprised entirely of non-management directors, each of whom Ameren’s Board of Directors has determined to be “independent” as defined by the relevant provisions of the Sarbanes-Oxley Act of 2002, the NYSE listing standards and Ameren’s Policy Regarding Nominations of Directors (the “Director Nomination Policy”). A more complete description of the duties of each standing Board committee is contained in each standing Board committee’s charter available at www.amereninvestors.com/
corporate-governance.
13	Union Electric Company

Corporate Governance
Audit and Risk Committee

Meetings in 2020: 13*
Chair
J. Edward Coleman
Members1
Catherine S. Brune
Ward H. Dickson
Noelle K. Eder
Craig S. Ivey
Leo S. Mackay, Jr.
Each of J. Edward Coleman and Ward H. Dickson qualifies as an “audit committee financial expert” as that term is defined by the SEC.
*The Committee holds regular meetings in advance of each regular Board meeting, including meetings focused on cybersecurity matters, in addition to meetings to review the Company’s Form 10-K and Form 10-Q filings.

•
Appoints and oversees the independent registered public accountants; pre-approves all audit, audit-related services and non-audit engagements with independent registered public accountants.

•
Ensures that the lead and concurring audit partners of the independent accountants are rotated at least every five years, as required by the Sarbanes-Oxley Act of 2002; considers a potential rotation of the independent accountant firm.

•
Evaluates the qualifications, performance and independence of the independent accountant, including a review and evaluation of the lead partner of the independent accountant, taking into account the opinions of management and the Company’s internal auditors, and presents its conclusions to the full Board on an annual basis.

•
Approves the annual internal audit plan, annual staffing plan and financial budget of the internal auditors; reviews with management the design and effectiveness of internal controls over financial reporting.

•
Reviews with management and independent registered public accountants the scope and results of audits and financial statements, disclosures and earnings press releases.

•
Reviews with management and independent registered public accountants the Company’s critical accounting policies, significant changes in the selection or application of accounting principles, the effect of regulatory and accounting initiatives on the Company’s consolidated financial statements, and critical audit matters addressed during the audit.

•
Reviews the appointment, replacement, reassignment or dismissal of the leader of internal audit or approves the retention of, and engagement terms for, any third-party provider of internal audit services; reviews the internal audit function.

•
Reviews with management the enterprise risk management processes, which include the identification, assessment, mitigation and monitoring of risks, including strategic, operational and cybersecurity risks, on a Company-wide basis.

•
Coordinates its oversight of enterprise risk management with other Board committees having primary oversight responsibilities for specific risks.

•
Oversees an annual audit of the Company’s political contributions; performs other actions as required by the Sarbanes-Oxley Act of 2002, the NYSE listing standards and its Charter.

•
Reviews with management the results of any cybersecurity risk assessments or audits, reports of investigations into significant cybersecurity events and assessments of the Company’s insurance coverage for significant cybersecurity operational risks.

•
Reviews investigatory, legal and regulatory matters that may have a material effect on financial statements.

•
Establishes a system by which employees may communicate directly with members of the Committee about accounting, internal controls and financial reporting deficiency.

•
Oversees the Company’s enterprise ethics and compliance program, including the Code of Ethics applicable to all of the Company’s directors, officers and employees and the Company’s Supplemental Code of Ethics for Principal Executive and Senior Financial Officers (see “— Board Practices, Policies and Processes — Corporate Governance Guidelines and Policies, Committee Charters and Codes of Conduct” below); the identification and adherence to compliance obligations; and Company governance processes and policies.

1
If reelected at the annual meeting, Craig S. Ivey will no longer serve as a member of the Audit and Risk Committee.

2021 Information Statement	14

Corporate Governance
Human Resources Committee
Meetings in 2020: 8 Chair James C. Johnson Members Cynthia J. Brinkley Richard J. Harshman Steven H. Lipstein Stephen R. Wilson
•
Reviews and approves objectives relevant to the compensation of the Chief Executive Officer of the Company and Presidents of its subsidiaries as well as other executive officers.

•
Administers and approves awards under the incentive compensation plan.

•
Administers and approves incentive compensation plans, executive employment agreements, if any, severance agreements and change of control agreements.

•
Reviews with management, and prepares an annual report regarding, the Compensation Discussion and Analysis section of the Company’s Form 10-K and proxy statement.

•
Acts on important policy matters affecting personnel; recommends to the Board amendments to those pension plans sponsored by the Company or any of its subsidiaries, except as otherwise delegated.

•
Reviews with management the Company’s human capital management practices, including diversity, equity and inclusion initiatives.

•
Performs other actions as required by the NYSE listing standards and its Charter, including the retention of outside compensation consultants and other outside advisors.

•
Reviews the Company’s compensation policies and practices to determine whether they encourage excessive risk taking.

•
Assists the Board of Directors in overseeing the development of executive succession plans.

Nominating and Corporate Governance Committee
Meetings in 2020: 7 Chair Catherine S. Brune Members1 Rafael Flores James C. Johnson Steven H. Lipstein
•
Adopts policies and procedures for identifying and evaluating director nominees; identifies and evaluates individuals qualified to become Board members and director candidates, including individuals recommended by shareholders.

•
Oversees the annual self-assessments of the Board and its committees.

•
Reviews the Board’s policy for director compensation and benefits.

•
Establishes a process by which shareholders and other interested persons will be able to communicate with members of the Board.

•
Develops and recommends to the Board corporate governance guidelines; oversees the Company’s Related Person Transactions Policy (see “— Corporate Governance Policies and Practices” below).

•
Assures that the Company addresses relevant public affairs issues from a perspective that emphasizes the interests of its key constituents (including, as appropriate, shareholders, employees, communities and customers); reviews and recommends to the Board shareholder proposals for inclusion in proxy materials.

•
Reviews semi-annually with management the performance for the immediately preceding six months regarding constituent relationships (including, as appropriate, relationships with shareholders, employees, communities and customers).

•
Performs other actions as required by the NYSE listing standards and its Charter, including the retention of independent legal counsel and other advisors.

1
If reelected at the annual meeting, Noelle K. Eder will join the Nominating and Corporate Governance Committee.

15	Union Electric Company

Corporate Governance
Nuclear, Operations and Environmental Sustainability Committee
Meetings in 2020: 6 Chair Richard J. Harshman Members1 Cynthia J. Brinkley Noelle K. Eder Ellen M. Fitzsimmons Rafael Flores Craig S. Ivey Leo S. Mackay, Jr.
•
Oversees and reviews the Company’s nuclear and other electric generation and electric and gas transmission and distribution operations, including safety (including emergency preparedness and response), environmental matters, plant physical and cyber security, performance and compliance issues and risk management policies and practices related to such operations.

•
Reviews the impact of any significant changes in, and oversees compliance with, laws, regulations and standards specifically related to the Company’s facilities and operations.

•
Reviews the results of major inspections and evaluations by regulatory agencies and oversight groups and management’s response thereto.

•
Reviews the Company’s policies, practices, programs and performance related to environmental sustainability, as well as significant communications and reporting to stakeholders regarding environmental sustainability matters.

•
Reviews and reports to the Board on the effectiveness of management in operating and managing, and the principal risks (including regulatory, reputational, business continuity, and environmental sustainability risks, including those related to climate change and water resource management) related to, the Company’s operating facilities, including the Company’s nuclear energy center.

•
Reviews and provides input to the Human Resources Committee on appropriate safety, environmental sustainability and operational goals to be included in the Company’s executive compensation programs and plans.

•
Performs other actions as required by its Charter, including the retention of legal, accounting or other advisors.

1
If reelected at the annual meeting, Noelle K. Eder will no longer serve as a member of the Nuclear, Operations and Environmental Sustainability Committee.

Finance Committee
Meetings in 2020: 5 Chair Stephen R. Wilson1 Members2 J. Edward Coleman Ward H. Dickson Ellen M. Fitzsimmons
•
Oversees overall financial policies and objectives of the Company and its subsidiaries, including capital project review and approval of financing plans and transactions, investment policies and rating agency objectives.

•
Reviews and makes recommendations regarding the Company’s dividend policy.

•
Reviews and recommends to the Board the capital budget of the Company and its subsidiaries; reviews, approves and monitors all capital projects with estimated capital expenditures of between $25 million and $50 million; recommends to the Board and monitors all capital projects with estimated capital costs in excess of $50 million.

•
Reviews and recommends to the Board the Company’s and its subsidiaries’ debt and equity financing plans.

•
Oversees the Company’s commodity risk assessment process, system of controls and compliance with established risk management policies and procedures.

•
Performs other actions as required by its Charter, including the retention of legal, accounting or other advisors.

1
If reelected at the annual meeting, Ward H. Dickson will succeed Stephen R. Wilson as Chair of the Finance Committee.

2
If reelected at the annual meeting, Craig S. Ivey will join the Finance Committee.

2021 Information Statement	16

Corporate Governance
Corporate Governance Policies and Processes
Corporate Governance Policies, Committee Charters and Codes of Ethics
Ameren’s Board of Directors has adopted a Director Nomination Policy, a Policy Regarding Communications to the Board of Directors and a Related Person Transactions Policy, each applicable to Ameren and certain of its subsidiaries, including the Company, and written charters for its Audit and Risk Committee, Human Resources Committee, Nominating and Corporate Governance Committee, Nuclear, Operations and Environmental Sustainability Committee and Finance Committee. Ameren’s Board of Directors also has adopted a code of ethics applicable to all of the directors, officers and employees of Ameren and its subsidiaries, including the Company, and a Supplemental Code of Ethics for Principal Executive and Senior Financial Officers of all Ameren companies. These documents and other items relating to the governance of the Company can be found in the Investors’ section of Ameren’s website at www.amereninvestors.com/corporate-governance. These documents are also available in print free of charge to any shareholder who requests them from the Office of the Company’s Secretary.
Board and Committee Meetings and Annual Meeting Attendance
During 2020, the Board of Directors met four times. All then-incumbent directors attended or participated in 75 percent or more of the aggregate number of meetings of the Board and the Board committees of which they were members held during the period for which such directors have been directors.
The Company has adopted a policy under which Board members are expected to attend each shareholders’ meeting. At the 2020 annual meeting of shareholders, all of the then-incumbent directors (and nominated for election in 2020) were in attendance.
Standing Board Committee Governance Practices
Ameren’s standing Board committees focus on good governance practices. These include:
•
requiring several meetings to discuss important decisions;

•
receiving meeting materials well in advance of meetings; and

•
conducting executive sessions with committee members only.

Common Stock Ownership Requirement
Ameren has a stock ownership requirement for members of the Senior Leadership Team (which includes the NEOs) that fosters long-term common stock ownership and aligns the interests of the Senior Leadership Team and shareholders. As set forth Ameren’s Corporate Governance Guidelines, each member of the Senior Leadership Team is required to own shares of Ameren’s common stock valued as a percentage of base salary as follows:
•
President and Chief Executive Officer of Ameren: 6 times base salary;

•
Chief Financial Officer of Ameren and each Ameren business segment President: 3 times base salary;

•
Other Section 16 Officers: 2 times base salary; and

•
All other members of the Senior Leadership Team: 1 times base salary.

If at any time a member of the Senior Leadership Team does not satisfy the applicable stock ownership requirement, such member must retain at least 75 percent of the after-tax shares he or she acquires upon the vesting and settlement of (i) awards that are then outstanding under Ameren’s equity compensation programs and (ii) any future awards granted under Ameren’s equity compensation programs, until the applicable stock ownership requirement is satisfied. All NEOs are in compliance with the stock ownership requirements, including taking into account any base salary increases for fiscal year 2021.
Related Person Transactions Policy
Ameren’s Board of Directors has adopted the Ameren Corporation Related Person Transactions Policy. The policy applies to Ameren and its subsidiaries, including the Company, which are registered companies under the Exchange Act. This written policy provides that
17	Union Electric Company

Corporate Governance
Ameren’s Nominating and Corporate Governance Committee will review and approve Related Person Transactions (as defined below); provided that Ameren’s Human Resources Committee will review and approve the compensation of each Company employee who is an immediate family member of a Company director or executive officer and whose annual compensation exceeds $120,000. The Chair of Ameren’s Nominating and Corporate Governance Committee has been delegated authority to act between Nominating and Corporate Governance Committee meetings. References in this section to the Nominating and Corporate Governance Committee and the Human Resources Committee refer to Ameren’s Nominating and Corporate Governance Committee and Ameren’s Human Resources Committee, respectively.
For purposes of this policy, immediate family member means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law of the director, executive officer, nominee or more than five percent beneficial owner of the Company, and any person (other than domestic employees) sharing the household of such director, executive officer, nominee or more than five percent beneficial owner.
The policy defines a “Related Person Transaction” as a transaction (including any financial transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships)) in which Ameren (including the Company and any of Ameren’s other subsidiaries) was, is or will be a participant and the amount involved exceeds $120,000 and in which any Related Person (as defined below) had, has or will have a direct or indirect material interest, other than: (1) competitively bid or regulated public utility services transactions; (2) transactions involving trustee type services; (3) transactions in which the Related Person’s interest arises solely from ownership of Company equity securities and all equity security holders received the same benefit on a pro rata basis; (4) an employment relationship or transaction involving an executive officer and any related compensation solely resulting from that employment relationship or transaction if (i) the compensation arising from the relationship or transaction is or will be reported pursuant to the SEC’s executive and director compensation proxy statement disclosure rules, or (ii) the executive officer is not an immediate family member of another executive officer or director and such compensation would have been reported under the SEC’s executive and director compensation proxy statement disclosure rules as compensation earned for services to the Company if the executive officer was a named executive officer as that term is defined in the SEC’s executive and director compensation proxy statement disclosure rules, and such compensation has been or will be approved, or recommended to Ameren’s Board of Directors for approval, by the Human Resources Committee of Ameren’s Board of Directors; or (5) compensation of or transaction with a director, if the compensation or transaction is or will be reported pursuant to the SEC’s executive and director compensation proxy statement disclosure rules.
“Related Person” is defined as (1) each director, director nominee and executive officer of the Company, (2) any person who is known by the Company (or any subsidiary of the Company) to be the beneficial owner of more than five percent of any class of the Company’s voting securities, (3) immediate family members of the foregoing persons and (4) any entity in which any of the foregoing persons is a general partner or principal or in a similar position or in which such person and all immediate family members of such person has a ten percent or greater beneficial interest.
The Office of the Secretary of Ameren assesses whether a proposed transaction is a Related Person Transaction for purposes of the policy.
The policy recognizes that Related Person Transactions may, in some circumstances, be in the best interests of the Company and its shareholders.
The approval procedures in the policy identify the factors the Nominating and Corporate Governance Committee will consider in evaluating whether to approve or ratify Related Person Transactions or material amendments to pre-approved Related Person Transactions. The Nominating and Corporate Governance Committee will consider all of the relevant facts and circumstances available to the Nominating and Corporate Governance Committee, including (if applicable) but not limited to: the benefits to the Company; the actual or apparent conflict of interest of the Related Person in the event of the Related Person Transaction, including, but not limited to, the impact on a director’s independence; the availability and costs of other sources for comparable products or services; the terms of the transaction; the terms available to or from unrelated third parties or to employees generally; and an analysis of the significance of the transaction to both the Company and the Related Person. The Nominating and Corporate Governance Committee will approve or
2021 Information Statement	18

Corporate Governance
ratify only those Related Person Transactions (a) that are in compliance with applicable SEC rules and regulations, NYSE listing requirements and the Company’s policies, including but not limited to the Principles of Business Conduct and (b) that are in, or are not inconsistent with, the best interests of the Company and its shareholders, as the Nominating and Corporate Governance Committee determines in good faith. The policy provides for the pre-approval by the Nominating and Corporate Governance Committee of certain Related Person Transactions up to one year prior to the commencement of the transaction.
During 2020, other than employment by the Company or its affiliates, the Company had no Related Person Transactions with directors and nominees for director and no Related Person Transactions are currently proposed.
Director Compensation
Directors who are employees or directors of Ameren or any of its subsidiaries receive no additional compensation for their services as Company directors. All nominees for director are employees of Ameren or its subsidiaries.
Other Matters
The Board of Directors does not know of any matter, other than the election of directors, which may be presented at the Annual Meeting.
19	Union Electric Company

Executive Compensation Matters
The information contained in the following Human Resources Committee Report shall not be deemed to be “soliciting material” or “filed” or “incorporated by reference” in future filings with the SEC, or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that the Company specifically incorporates it by reference into a document filed under the Securities Act of 1933, as amended, or the Exchange Act.
Human Resources Committee Report
The Human Resources Committee (the “Committee”) of Ameren Corporation’s (“Ameren”) Board of Directors discharges the Board’s responsibilities relating to compensation of Union Electric Company’s (the “Company”) executive officers. The Committee approves and evaluates all compensation of executive officers, including salaries, bonuses and other compensation plans, policies and programs of the Company.
The Committee also fulfills its duties with respect to the Compensation Discussion and Analysis and Human Resources Committee Report portions of the information statement, as described in the Committee’s Charter. The Compensation Discussion and Analysis has been prepared by management of the Company and its affiliates.
The Committee met with management of the Company and its affiliates and the Committee’s independent consultant to review and discuss the Compensation Discussion and Analysis. Based on the foregoing review and discussions, the Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this information statement, and the Board approved that recommendation.
Ameren Human Resources Committee:
James C. Johnson, Chairman
Cynthia J. Brinkley
Richard J. Harshman
Steven H. Lipstein
Stephen R. Wilson
Compensation Discussion and Analysis
This Compensation Discussion and Analysis (“CD&A”) describes the compensation decisions made for 2020 with respect to our Named Executive Officers or “NEOs.” Our NEOs are listed in the following table and the Summary Compensation Table on page 37.
NAMED EXECUTIVE OFFICERS
Named Executive Officer	Title
Martin J. Lyons, Jr.	Chairman and President, Ameren Missouri
Michael L. Moehn	Executive Vice President and Chief Financial Officer, Ameren
Warner L. Baxter	Chairman, President and Chief Executive Officer, Ameren
Fadi M. Diya	Senior Vice President and Chief Nuclear Officer, Ameren Missouri
Chonda J. Nwamu	Senior Vice President, General Counsel and Secretary
2021 Information Statement	20

Executive Compensation Matters
2020 Executive Compensation Highlights
Ameren’s pay-for-performance program led to the following actual 2020 compensation being earned:
•
2020 annual short-term incentive base awards based on EPS, safety performance and customer-focused measures were earned at 119.9 percent of target, in addition to the individual performance modification discussed below. This payout reflected strong financial and operational performance by Ameren and its subsidiaries in 2020 that was due, in part, to the strong execution of Ameren’s strategy, including investing approximately $3.2 billion in capital projects, improved safety performance, solid reliability of its operations for the benefit of customers, strategic capital allocation, disciplined cost management and achieving constructive state and federal regulatory outcomes. Notwithstanding the actual results, management recommended, and the Human Resources Committee approved, a 10 percentage point downward adjustment to 109.9 percent of target for all Company officers, which includes the NEOs. This downward adjustment was made in consideration of overall safety performance, including results not yet in the top quartile, and the impact of COVID-19 on Ameren’s customers and the communities we serve.

•
The PSU long-term incentive awards granted in 2018 were earned at 170 percent of target based on Ameren’s strong total shareholder return (“TSR”) relative to the defined PSU peer group over the three-year measurement period (2018-2020), which was primarily driven by share price appreciation of approximately 32 percent. The January 1, 2018 PSU awards increased in value from $58.99 per share on the grant date to $78.06 per share as of December 31, 2020. Ameren ranked fifth out of the 19-member peer group. In addition, during the period, Ameren’s TSR significantly outperformed the S&P 500 Utility Index and the Philadelphia Utility Index. This strong performance was attributable to the sustained execution of Ameren’s strategy that is delivering significant value to customers and shareholders.

Guiding Objectives
Our objective for compensation of the NEOs is to provide a competitive total compensation program that is based on the size-adjusted median of the compensation opportunities provided by similar utility companies, adjusted for our short- and long-term performance and the individual’s performance. The adjustment for our performance aligns the long-term interests of the NEOs with that of our shareholders to maximize shareholder value.
Ameren’s compensation philosophy and related governance features are executed by several specific policies and practices that are designed to align Ameren’s executive compensation with long-term shareholder interests, including:
What we do:	What we don’t do:

Develop pay opportunities at the size-adjusted median of those provided by similar utility companies, with actual payouts dependent on our corporate short- and long-term performance and the individual’s performance.

Maintain a short-term incentive program that is entirely performance-based with the primary focus on our EPS and additional focus on safety and customer metrics and individual performance.

Design our long-term incentive program with the primary focus on our TSR versus that of a utility peer group.

Include in our short-term and long-term incentive awards “clawback” provisions that are triggered if the Company makes certain financial restatements, or if the award holder engages in conduct or activity that is detrimental to the Company or violates the confidentiality or customer or employee non-solicitation provisions.

Maintain stock ownership requirements for our Senior Leadership Team and non-management directors.

Provide only limited perquisites, such as financial and tax planning.

Change of control severance pay and accelerated vesting of PSUs and RSUs require both (i) a change of control and (ii) a qualifying termination of employment.

Engage an independent compensation consultant who reports directly to the Committee.

No employment agreements.

No employee, officer or director is permitted to hedge Ameren securities.

No executive officer or director is permitted to pledge Ameren securities.

No tax “gross-up” payments on perquisites.

No dividends or dividend equivalents paid on unearned incentive awards.

No repricing or backdating of equity-based compensation awards.

No excise tax “gross-up” payments except for officers who became participants in the Change of Control Severance Plan prior to October 1, 2009.

21	Union Electric Company

Executive Compensation Matters
Overview of Executive Compensation Program Components
In 2020, our compensation program for the NEOs consisted of several compensation elements, each of which is discussed in more detail below.
Type	Form	Terms
Fixed Pay	Base Salary	• Set annually by the Human Resources Committee based upon Market Data, executive performance and other factors.
Short-term incentives	Cash Incentive Pay	• Based upon Ameren’s GAAP diluted earnings per share (“EPS”), safety performance and customer-focused measures with an individual performance modifier.
Long-term incentives	Performance Share Units (“PSUs”)
•
60% of the value of the long-term incentive award is granted in the form of PSUs, with a performance criteria of total shareholder return compared to utility industry peers over a three-year performance period.

•
10% of the value of the long-term incentive award is granted in the form of PSUs, with a performance criteria of renewable generation and energy storage additions over a three-year performance period, as measured in megawatts (the “Clean Energy Transition” metric).

	Restricted Stock Units (“RSUs”)	• 30% of the value of the long-term incentive award is granted in the form of time-based RSUs. RSUs have a vesting period of approximately 38 months.
Other	Retirement Benefits
•
Employee benefit plans available to all employees, including 401(k) savings and pension plans.

•
Supplemental retirement benefits that provide certain benefits not available due to tax limitations.

•
Deferred compensation program that provides the opportunity to defer part of base salary and short-term incentives, with earnings on the deferrals based on market rates.

	“Double-Trigger” Change of Control Protections	• Change of control severance pay and accelerated vesting of PSUs and RSUs require both (i) a change of control and (ii) a qualifying termination of employment.
	Limited Perquisites	• We provide limited perquisites to the NEOs, such as financial and tax planning.
Ameren also provides various health and welfare benefits to the NEOs on substantially the same basis as it provides to all salaried employees.
Each element is reviewed individually and considered collectively with other elements of Ameren’s compensation program to ensure that it is consistent with the goals and objectives of that particular element of compensation as well as Ameren’s overall compensation program.
Market Data and Compensation Peer Group
In October 2019, the Committee’s independent consultant collected and analyzed comprehensive data regarding similar utility industry companies, including base salary, target short-term incentives (non-equity incentive plan compensation) and long-term incentive opportunities. The data was obtained from a proprietary database maintained by Aon.
Compensation opportunities for the NEOs were compared to the size-adjusted median of the compensation opportunities for comparable positions provided by utility companies similar to Ameren (the “Market Data”), defined as regulated utility industry companies in a revenue size range approximately one-half to double Ameren’s size, with limited exceptions (Ameren’s “compensation peers”). To the extent utility industry data is not available, general industry data is used. The Committee’s independent consultant used statistical techniques to adjust the data to be appropriate for Ameren’s revenue size. Our compensation peers have a range of revenues, but because of the use of regression analysis, this did not necessarily impact the Market Data.
2021 Information Statement	22

Executive Compensation Matters
Ameren provides compensation opportunities at levels informed by the Market Data and designs its incentive plans to pay more or less than the target amount when performance is above or below target performance levels, respectively. Thus, Ameren’s plans are designed to result in payouts that are market-appropriate given its performance for that year or period.
The companies identified as the “compensation peers” used to develop 2020 compensation opportunities from the above-described data are listed in the graphic below. The list is subject to change each year depending on merger and acquisition activity, the availability of the companies’ data through Aon’s database and the continued appropriateness of the companies in terms of size and industry in relation to Ameren.
PSU Peer Group
For purposes of measuring Ameren’s relative TSR performance for the PSU awards, Ameren uses a distinct peer group (the “PSU Peer Group”) that overlaps with the “compensation peers” discussed above. The 2020 PSU Peer Group was established as of December 2019 using the following criteria:
•
Classified as a “Listed United States Power Company” within S&P Global Intelligence’s Market Intelligence database.

•
Market capitalization greater than $2 billion.

•
Minimum S&P credit rating of BBB- (investment grade).

•
Dividends flat or growing over the last twelve-month period.

•
Not an announced acquisition target.

•
Not undergoing a major restructuring.

The 19 companies included in the 2020 PSU Peer Group as of January 1, 2020 are listed in the graphic below. The PSU Peer Group companies are not entirely the same as the compensation peers used for market pay comparisons, because inclusion in this group was not dependent on a company’s revenues relative to Ameren or its participation in an executive pay database. The 2020 PSU Peer Group may be impacted by acquisition and restructuring events. Peer companies engaged in merger and acquisition (“M&A”) transactions within the first 18 months of the performance period are eliminated from the peer group and peer companies engaged in M&A transactions within the second 18 months of the performance period are fixed above or below Ameren based on relative TSR positioning 90 calendar days prior to a public announcement or reputable media or analyst report.
COMPARISON OF COMPENSATION PEER GROUP AND PSU PEER GROUP
23	Union Electric Company

Executive Compensation Matters
Mix of Pay
Ameren believes that both cash compensation and non-cash compensation are appropriate elements of a market-competitive, performance-based, shareholder-aligned total rewards program. Cash compensation is short-term compensation (i.e., base salary and annual incentive awards), while non-cash compensation is generally long-term compensation (i.e., equity-based incentive compensation).
A significant percentage of total compensation is allocated to short-term and long-term incentives as a result of the philosophy mentioned above. During 2020, there was no pre-established policy or target for the allocation between either cash and non-cash or short-term and long-term compensation. Rather, the Committee reviewed the Market Data provided by its consultant to determine the appropriate level and mix of incentive compensation. The allocation between current and long-term compensation was based primarily on competitive market practices relative to base salaries, annual incentive awards and long-term incentive award values. By following this process, the impact on executive compensation is to increase the proportion of pay that is at risk as an individual’s responsibility within the Company increases and to create long-term incentive opportunities that exceed short-term opportunities for NEOs.
2020 Fixed Versus At-Risk Compensation
2020 Total Cash Versus Equity-Based Compensation
2020 Short-Term and Long-Term Incentive Compensation Targets
Name	Short-Term Incentive Targets*	Long-Term Incentive Targets*
Lyons	75%	300%
Moehn	75%	300%
Baxter	115%	400%
Diya	65%	160%
Nwamu	60%	150%

*
As a percentage of base salary.

2021 Information Statement	24

Executive Compensation Matters
Base Salary
Ameren’s base salary program is designed to reward the NEOs with market competitive salaries based upon role, experience, competence and sustained performance.
Ameren determines the amount for base salary by referencing the Market Data discussed above. Based on this data and the scope of each NEO’s role, a base salary range was established for each position at +/- 20 percent of the established market rate for the position. The base salary of each NEO is typically managed within this pay range.
In 2019, Mr. Warner L. Baxter (Chairman, President and Chief Executive Officer of Ameren) recommended a 2020 base salary increase for each of the other NEOs considering the executive’s then-current salary in relation to the Market Data, experience and sustained individual performance and results. These recommendations, which took into account the Market Data provided by the Committee’s compensation consultant, were presented to the Committee for discussion and approval at the December 2019 Committee meeting. Increases were approved based on the Market Data and base salary range, experience, individual performance and the need to retain an experienced team. Performance takes into account competence, initiative, leadership and contribution to achievement of our goals.
In December 2019, the Committee also approved an increase to the 2020 base salary of Mr. Baxter from $1,200,000 to $1,300,000, effective as of January 1, 2020, in connection with Mr. Baxter’s annual performance review. The Committee’s decision to adjust Mr. Baxter’s base salary was based on a number of factors, including his performance as Ameren’s Chief Executive Officer and the Committee’s review of the Market Data for the chief executive officer position.
Short-Term Incentive Compensation
2020 Ameren Short-Term Incentive Plan
The Ameren Short-Term Incentive Plan (“STIP”) for 2020 was designed to reward the achievement of Ameren’s EPS performance, safety performance, customer-focused measures relating to reliability, affordability and customer satisfaction, and individual performance. The STIP is designed to incentivize higher annual corporate and individual performance.
After considering overall company strategy, business needs and industry practices, the following changes were made, effective for 2020:
•
Eliminated the equivalent availability base load coal fleet metric;

•
Reduced the EPS weighting from 80 percent to 75 percent;

•
Added two new customer satisfaction metrics (5 percent combined weight);

•
Retained the safety co-worker to co-worker (“c2c”) participation rate metric (5 percent weight) and replaced the c2c safety interactions metric with a safety c2c coaching metric that is designed to improve the quality of safety interactions (5 percent weight); and

•
Increased the System Average Interruption Frequency Index (“SAIFI”) and Callaway Nuclear Energy Center Performance Index (“CPI”) weighting from 3 1/3 percent to 5 percent each.

How the STIP Works
The 2020 STIP was composed of the following components:
•
Ameren’s EPS (75% weight);

•
safety, as measured by safety c2c participation rate and coaching interactions (10% weight);

•
customer-focused measures, including quantitative measures relating to reliability, affordability and customer satisfaction (15% weight); and

•
an individual performance modifier.

25	Union Electric Company

Executive Compensation Matters
Targets for 2020 EPS, Safety and Customer-Focused Measures
EPS, Safety and Customer-Focused Measures
The Committee established threshold, target and maximum levels of goals for each of Ameren EPS, safety c2c participation rate, safety c2c coaching interactions, and four customer-focused measures (SAIFI, CPI, JD Power Midwest Large Electric Utility Customer Index (“JD Power Index”) and the Ameren Listens Customer Care After Call Survey (“Ameren Listens Survey”)) under the 2020 STIP. Payouts for each measure for performance falling between the established levels were interpolated on a straight-line basis. The three goal levels are described below:
Measure	Threshold	Target	Maximum
EPS	94% of Target	Based on the budget approved by the Board of Directors and aligned with shareholder guidance	106% of Target
Safety c2c Participation Rate	85% of Target	4.5 percentage point improvement over prior year participation rate	115% of Target
Safety c2c Coaching Interactions	82% of Target	30% improvement over prior year safety c2c coaching interactions	118% of Target
SAIFI	Better than median industry performance	2.3% improvement over five-year SAIFI average	Better than industry top quartile
CPI	98% of Target	Aligned with average CPI during last three refueling outages	Aligned with industry excellent performance for an outage year
JD Power Index	Achievement of top half performance	Achievement of top half of 2nd quartile performance	Achievement of top quartile performance
Ameren Listens Survey	97% of Target	Sustaining top decile performance	103% of Target
Safety Measures
The safety c2c participation rate measures the percentage of employees that have performed at least one c2c safety interaction during a month. A c2c safety interaction is a leading indicator for safety performance that reinforces safety as a core value by enabling employees to recognize and eliminate at-risk behaviors or conditions and reinforce safe behaviors in the workplace, ultimately improving safety outcomes. The safety c2c coaching interaction measures the number of coaching c2cs that have occurred during the year, and is designed to improve the quality of c2c safety interactions by focusing on improving the effectiveness of the individual performing the c2c interaction.
2021 Information Statement	26

Executive Compensation Matters
Customer-Focused Measures
SAIFI is a standard customer reliability measure that indicates how often the average customer experiences a sustained interruption over a one-year period. The measure excludes major events (for example, major storms) and is calculated consistent with the Institute of Electrical and Electronics Engineers standards. A lower SAIFI result indicates better performance.
The CPI measures overall nuclear energy center performance through an industry standard index comprised of 12 safety and reliability measures. The CPI measures performance over a 12-month period. A higher CPI score indicates better performance.
The JD Power Index measures the top drivers of customer satisfaction for the electric power industry, as well as overall satisfaction with each operating business segment. Customer satisfaction is measured based on power quality/reliability, price, billing and payment, communications, corporate citizenship and customer service.
The Ameren Listens Survey measures our customers’ satisfaction with interactions with call center representatives. The score is calculated by the percentage of customers rating their satisfaction as 5 on a 5-point scale.
Individual Performance Modifier
The 2020 STIP base award for each NEO was subject to upward or downward adjustment for individual performance on key performance variables. These included leadership and the achievement of key operational goals (other than those specifically mentioned in the plan), as applicable and as determined by the Committee. The individual performance modifier for the CEO is determined by the Committee in its sole discretion without involvement of the CEO.
Historically, the Individual Performance Modifier has been used to differentiate performance that is considerably above or below expectations. Such differentiations do not lend themselves to formulas and are applied at the Committee’s discretion.
The Individual Performance Modifier could reduce the base award by up to 25 percent, with the ability to pay zero for poor or non-performance. Increases could be up to 25 percent of the base award, with a potential maximum total award at 200 percent of each NEO’s target opportunity.
Base Award, Earned through the Achievement of Ameren EPS, Safety and Customer-Focused Measures
At the February 2021 Committee meeting, Mr. Baxter presented 2020 STIP achievement levels for Ameren EPS, safety performance and customer-focused measures, and recommended STIP payouts for the NEOs (other than with respect to himself) to the Committee for review:
•
Ameren’s 2020 EPS, calculated in accordance with generally accepted accounting principles (“GAAP”), was $3.50, resulting in a payout of 110% of Target. No adjustments were made to 2020 EPS.

•
Safety c2c participation rate was 45.7% in 2020 and the number of safety c2c coaching interactions was 8,273, resulting in a payout of 200% of Target.

•
The customer-focused measures consist of the following four metrics: (i) SAIFI performance was 0.77, resulting in a payout of 172.73% of Target, (ii) CPI performance was 89.8, which is below threshold performance, resulting in no payout; (iii) JD Power Index was 4, for a payout of 200% of Target; and (iv) Ameren Listens Survey was 94.6%, for a payout of 153.33% of Target.

•
The weighted and combined EPS, safety and customer-focused measures resulted in a combined base award payout of 119.9% of Target.

Notwithstanding the foregoing results, management recommended, and the Committee approved, a 10 percentage point downward adjustment to the 2020 STIP base award payout to 109.9% for all Company officers, which includes the NEOs. This downward adjustment was made in consideration of overall safety performance, including results not yet in the top quartile, and the impact of COVID-19 on Ameren’s customers and the communities we serve.
27	Union Electric Company

Executive Compensation Matters
The resulting metrics and payouts, as approved by the Committee in February 2021, are shown below.
Earned through Individual Performance Modifier
As discussed above, the 2020 STIP base awards were subject to upward or downward adjustment by up to 25 percent based upon an NEO’s individual contributions and performance on certain key performance variables during the year. For 2020, the Committee, after consultation with Mr. Baxter, decreased the 2020 STIP base award for Mr. Diya by approximately 5 percent.
2021 Information Statement	28

Executive Compensation Matters
Resulting 2020 STIP Payouts
Actual 2020 STIP payouts are shown below as a percent of target. Payouts were made in February 2021, and are set forth under column (g) entitled Non-Equity Incentive Plan Compensation in the Summary Compensation Table.
Name	Final Payout as Percent of Target
Lyons	109.9%
Moehn	109.9%
Baxter	109.9%
Diya	104.4%
Nwamu	109.9%
Long-Term Incentive Compensation
The Ameren Long-Term Incentive Program (“LTIP”) is intended to reward NEOs for their contributions to Ameren’s long-term success by providing the opportunity to earn shares of Ameren common stock.
Role of the LTIP
The design of the 2020 LTIP is substantially similar to the 2019 program; however, in 2020, a Clean Energy Transition performance measure was added to the program. The Clean Energy Transition metric measures the megawatts (“MW”) of renewable generation and energy storage additions over the three-year performance period. The 2020 grants, which are governed by the shareholder-approved 2014 Plan, are designed to serve the following roles in the compensation program:
•
Align with shareholder interests: PSU and RSU awards are denominated in Ameren common stock units and paid out in shares of Ameren common stock. Payout of PSUs is dependent on (i) Ameren’s TSR compared to the returns of the PSU Peer Group over a three-year performance period (60% of overall grant value), (ii) achievement of Clean Energy Transition goals (10% of the overall grant value), and (iii) continued employment through the payment date (the “PSU vesting period”). RSUs, which account for 30% of the value of the 2020 LTIP grants, are the right to receive a share of Ameren common stock subject to continued employment through the approximately 38-month vesting period (the “RSU vesting period”).

•
Reinforce long-term focus: Continue to drive company strategy and critical success measures over the vesting period.

•
Share the value created for shareholders: Share Ameren common stock price increases, decreases and dividends over the vesting period.

•
Promote stock ownership: Payout of earned PSU and RSU awards is made 100% in Ameren common stock, with the dividends on common stock, as declared and paid, reinvested into additional PSUs and RSUs throughout the vesting period.

•
Promote retention of executives during the vesting period: Annual competitive grants provide incentive for executives to stay with the Company during the vesting period.

•
Be competitive with market practice: The majority of regulated utility companies use a mix of PSUs and RSUs, as well as the TSR performance measure.

2020 Grants
For 2020, a target number of PSUs and RSUs (determined primarily based on the Market Data mentioned above) was granted to each NEO pursuant to the 2014 Plan, as reflected in columns (g) and (i) of the Grants of Plan-Based Awards Table. The threshold and maximum amounts of payout for the 2020 PSU awards are reflected in columns (f) and (h) of the Grants of Plan-Based Awards Table (not including any potential dividends).
29	Union Electric Company

Executive Compensation Matters
•
The following chart illustrates how the target number of PSUs and the number of RSUs are calculated:

•
RSUs are subject to a time-based vesting period of approximately 38 months.

•
PSUs are earned based on the achievement of specific performance criteria over the 3-year performance period (2020-2022).

•
PSUs tied to relative TSR represent 60% of the total 2020 grant value. The NEOs’ actual number of 2020 PSUs earned, tied to relative TSR, will vary from 0 percent to 200 percent, based on our 2020-2022 TSR measured relative to the PSU Peer Group.

•
TSR is calculated as the change in the 30-trading-day average of the stock price prior to the beginning of the award period and the 30-trading-day average of the stock price prior to the end of the award period, plus dividends paid (assuming reinvestment on each company’s ex-dividend date), divided by such beginning average stock price.

•
PSUs tied to Clean Energy Transition goals represent 10% of the total 2020 grant value. The NEOs’ actual number of 2020 PSUs earned, tied to Clean Energy Transition, will vary from 0 percent to 200 percent based on pre-established goals related to the total MW tied to renewable generation and energy storage additions. This measure includes MW associated with new wind, solar, biomass, landfill gas and energy storage added to Ameren’s generation portfolio over the three-year period.

•
For both PSUs and RSUs:

•
The actual number of shares earned will be contingent on continued employment through the payment date (other than with respect to death, disability, an eligible retirement or qualifying termination under a change of control). An eligible retirement is defined as retiring at age 55 or greater with at least 5 years of service.

•
Payouts include additional units equivalent to any dividends accrued and reinvested during the vesting period relating to the number of PSUs and RSUs actually earned.

•
Vesting occurs on the payment date.

The NEOs cannot vote or transfer share unit awards granted under the LTIP until the shares are paid out.
PSU Performance/Payout Relationship (Relative TSR)
Once Ameren’s 2020-2022 TSR is calculated and compared to the PSU Peer Group, the scale below determines the percentage of the target PSU award that is paid. Payout for performance between points is interpolated on a straight-line basis.
Relative TSR Performance	Payout (% of PSUs Granted)
90th percentile +	200%	If TSR is negative over the three-year period, the plan is capped at 150% of the target PSUs granted regardless of performance vs. the PSU Peer Group.
70th percentile	150%
50th percentile	100%
25th percentile	50%
Below 25th percentile	0%
2021 Information Statement	30

Executive Compensation Matters
PSU Performance/Payout Relationship (Clean Energy Transition)
The payout of PSUs tied to Clean Energy Transition will be calculated based on pre-established threshold, target and maximum goals shown below. Payout for performance results between threshold and maximum will be interpolated on a straight-line basis.
	Threshold	Target	Maximum
Clean Energy Transition (MW)	438MW	738MW	1,038MW
Payout Percentage	50%	100%	200%
2018 PSU Awards Vesting
The PSU performance period for the 2018 grants ended December 31, 2020. Our 2018-2020 TSR performance was determined to be at the 78th percentile of Ameren’s 2018 PSU Peer Group. The following table shows the 2018 PSU awards, their original value at grant, the number earned (which equals the target number plus accrued dividends times 170 percent), and their value at year-end (December 31, 2020). The resulting earned amounts were 244 percent of the original target value of the 2018 awards, which reflects both TSR performance against the PSU Peer Group and the actual TSR generated during the three-year period, including dividends earned and reinvested and stock price appreciation. Vesting of the awards for each NEO is subject to continued employment as of the payment date. Each NEO’s award vested as of February 28, 2021.
Name	Grant Date	Target 2018 PSU Awards (#)	Target Value at Stock Price on Date of Grant(1) ($)	2018 PSU Awards Earned(2) (#)	Value at Year-End Stock Price(3) ($)	Earned Value as Percent of Original Target Value(3) (%)
Lyons	1/1/2018	15,134	892,755	27,917	2,179,201	244
Moehn	1/1/2018	11,172	659,036	20,609	1,608,739	244
Baxter	1/1/2018	51,741	3,052,202	95,445	7,450,437	244
Diya	1/1/2018	8,348	492,449	15,399	1,202,046	244
Nwamu	1/1/2018	2,593	152,961	4,783	373,361	244

(1)
Valuations are based on $58.99 per share, the closing price of Ameren common stock on the NYSE as of December 29, 2017, the last trading day preceding the grant date.

(2)
The number of 2018 PSU awards earned includes dividend equivalents, equal to approximately an additional 8.5 percent of the shares earned, which accrued and were reinvested throughout the three-year performance period.

(3)
Valuations are based on $78.06 per share, the closing price of Ameren common stock on the NYSE as of December 31, 2020. The earned value percentage represents a PSU payout of 170 percent, dividend accumulation of approximately 8.5 percent and stock price appreciation of approximately 32 percent from the grant date to the December 31, 2020 valuation.

2020 Retention Awards
In September 2020, the Committee approved the grant of one-time RSU awards for Messrs. Lyons and Moehn, whose demonstrated track record of strong performance and leadership skills are integral to the execution of Ameren’s long-term business strategy and the delivery of superior value to Ameren’s customers and shareholders, as well as for prudent succession planning purposes. The awards, which are reflected in column (e) of the Summary Compensation Table, were granted effective as of September 18, 2020 and had an initial value of $1,479,981 and $1,400,032, respectively, and will vest on September 17, 2023. These awards do not provide for pro-rata vesting in connection with the executive’s retirement.
2021 Incentive Compensation Program Changes
During 2020, the Committee conducted an in-depth review of both its short- and long-term incentive programs over the course of several meetings. After considering overall company strategy, business needs and industry practices, the following changes were made, effective for 2021:
31	Union Electric Company

Executive Compensation Matters
Short-Term Incentive Program
•
Reduced the EPS weighting from 75 percent to 70 percent;

•
Added two diversity, equity and inclusion metrics (5 percent combined weight), focused on supplier diversity and workforce diversity. This change is aligned with Ameren’s commitment to intensify efforts to advance diversity, equity and inclusion and to enact positive change in our company and the communities we serve;

•
Retained 2020 safety measures, but increased the weighting associated with the safety c2c participation rate metric from 5 percent to 7.5 percent, and decreased the weighting of the safety c2c coaching interaction metric from 5 percent to 2.5 percent. In addition, the payout for safety results will be capped at 150% of target if Ameren is not in the top quartile for overall safety results, as measured by Lost Workdays Away; and

•
Retained SAIFI, CPI, JD Power Index and Ameren Listens customer measures (15% combined weight).

Long-Term Incentive Program
•
Enhanced the Clean Energy Transition metric by including MW associated with the retirement of Ameren’s coal-fired energy centers over the three-year performance period. The PSUs tied to the Clean Energy Transition metric continue to represent 10 percent of the annual grant. This enhancement is aligned with Ameren’s commitment to strong environmental stewardship and executing a balanced and flexible generation strategy; and

•
For the remainder of the 2021 LTIP grant, 60 percent will continue to be granted in the form of PSUs tied to relative TSR compared to a defined PSU peer group, and 30 percent will continue to be in the form of RSUs.

Perquisites
Ameren provides limited perquisites to provide competitive value and promote retention of the NEOs and others.
Retirement Benefits
The objective of retirement benefits is to provide post-employment security to employees of Ameren and its subsidiaries and such benefits are designed to reward continued service. We choose to provide these benefits as an essential part of a total compensation package to remain competitive with those packages offered by other companies, particularly utilities.
There are several retirement benefit programs applicable to the NEOs, including:
•
Ameren’s 401(k) savings and cash balance retirement plans;

•
Supplemental Retirement Plans (together, the “SRP”) that provide the NEOs a benefit equal to the difference between the benefit that would have been paid if IRC limitations were not in effect and the reduced benefit payable as a result of such IRC limitations; and

•
a deferred compensation plan that provides the opportunity to defer part of base salary and all or a portion of non-equity incentive compensation, as well as earnings thereon. Beginning with plan years commencing on and after January 1, 2010, this includes deferrals of cash compensation above IRC limitations, together with Ameren matching credits on these deferrals.

A more detailed explanation of retirement benefits applicable to the NEOs is provided in this information statement under the captions “Compensation Tables and Narrative Disclosures — Pension Benefits” and “Compensation Tables and Narrative Disclosures — Nonqualified Deferred Compensation” below.
Human Resources Committee Governance Practices
The Ameren Human Resources Committee engages an independent compensation consultant to provide professional advice. It is the Ameren Human Resources Committee’s view that its compensation consultant should be able to render candid and expert advice independent of management’s influence. In February 2021, Ameren’s Human Resources Committee approved the continued engagement of Meridian as its independent compensation consulting firm. In its decision to retain Meridian as its independent
2021 Information Statement	32

Executive Compensation Matters
compensation consultant, the Committee gave consideration to a broad range of attributes necessary to assist the needs of the Committee in setting compensation, including:
a track record in providing independent, objective advice;
broad organizational knowledge;
industry reputation and experience;
in-depth knowledge of competitive pay levels and practices; and
responsiveness and working relationship.
Meridian representatives attended six of the eight of the Ameren Human Resources Committee meetings during 2020. At the Human Resources Committee’s request, the consultant met regularly with the Committee members outside the presence of management, and spoke separately with the Committee Chair and other Committee members.
During 2020, the Committee requested of Meridian the following items:
market pay and market trend analyses, which assisted the Committee in targeting executive compensation at the desired level versus market; this included analyses regarding the impact of COVID-19 on compensation programs;
comparisons of short-term incentive payouts and financial performance to utility peers, which the Committee uses to evaluate prior-year short-term incentive goals and set future short-term incentive goals;
preparation of tally sheets of compensation components, which the Committee uses to evaluate the cumulative impact of prior compensation decisions;
review and advice on the Compensation Discussion and Analysis section included in Ameren’s proxy statement to ensure full, accurate and clear disclosure, and other executive compensation-related proxy statement items;
advice in connection with the Committee’s risk analysis of Ameren’s and its subsidiaries’, including the Company’s, compensation policies and practices, in furtherance of the Committee’s responsibilities pursuant to its charter;
regular updates on legislative, regulatory and proxy advisor trends and developments;
advice with respect to legal, regulatory and/or accounting considerations impacting Ameren’s compensation and benefit programs, to ensure the Committee is aware of external views regarding the programs; and
other requests relating to executive compensation issues.
Other than services provided to Ameren’s Human Resources Committee as set forth above and for Ameren’s Nominating and Corporate Governance Committee as described below, Meridian did not perform any other services for Ameren or any of its subsidiaries, including the Company, in 2020.
Pursuant to its letter agreement with the Ameren Human Resources Committee, if Ameren or management of Ameren proposes that Meridian perform services for Ameren or management of Ameren other than in Meridian’s retained role as consultant to the Committee and Ameren’s Nominating and Corporate Governance Committee, any such proposal is required to be submitted to the Human Resources Committee for approval before such services begin.
In December 2020, the Nominating and Corporate Governance Committee also approved the continued engagement of Meridian as its independent consulting firm with respect to director compensation matters.
Each of Ameren’s Human Resources Committee and Nominating and Corporate Governance Committee has procedures for the purpose of determining whether the work of any compensation consultant raises any conflict of interest. Pursuant to such procedures, in December 2020 each such committee considered various factors, including the six factors mandated by SEC rules, and determined that with respect to executive compensation-related matters, no conflict of interest was raised by the work of Meridian.
33	Union Electric Company

Executive Compensation Matters
Delegation of Authority
Ameren’s Human Resources Committee has delegated authority to Ameren’s Administrative Committee, comprised of designated members of Ameren’s management, to approve changes, within specified parameters, to certain of Ameren’s and the Company’s retirement plans. It has also delegated authority to management to make pro-rata equity grants to employees (non-Section 16 Officers), who are newly eligible for the LTIP, and for participants who are promoted during the plan year. In addition, Ameren’s Human Resources Committee has delegated to Ameren’s Chief Executive Officer the authority to make discretionary grants of equity awards from a pre-authorized pool of shares of Ameren common stock to employees who are not Section 16 Officers. These grants are reviewed periodically by the Human Resources Committee. Ameren will ensure the total value of the equity grants made by the Chief Executive Officer does not exceed a specified limit.
Human Resources Committee Interlocks and Insider Participation
No current member of Ameren’s Human Resources Committee of the Board of Directors (Ms. Brinkley and Messrs. Johnson, Harshman, Lipstein and Wilson) was at any time during 2020 or at any other time an officer or employee of Ameren or its subsidiaries, including the Company, and no member had any relationship with Ameren or its subsidiaries, including the Company, requiring disclosure under applicable SEC rules.
No executive officer of Ameren or its subsidiaries, including the Company, has served on the board of directors or compensation committee of any other entity that has or has had one or more executive officers who served as a member of the Board of Directors of Ameren or its subsidiaries, including the Company, or the Human Resources Committee during 2020.
Timing of Compensation Decisions and Awards
Ameren’s Board and the Committee establish meeting schedules annually, well in advance of each meeting, to ensure a thorough and thoughtful decision process. Incentive compensation awards are typically made at regularly scheduled meetings.
The following is a discussion of the timing of certain compensation decisions for 2020:
•
the NEOs’ base salaries for 2020 were reviewed and a 2020 base salary increase for each of the NEOs was approved at the December 2019 Committee meeting, as discussed under “— Base Salary” above;

•
2020 STIP target opportunities (as a percentage of base salary) were established for the NEOs at the December 2019 Committee meeting;

•
the range of 2020 STIP EPS, safety interactions and customer-focused measures for 2020 were set at the February 2020 Committee meeting;

•
2020 PSU and RSU grants to the NEOs under the 2020 LTIP were approved at the December 2019 Committee meeting, while the retention awards for Messrs. Lyons and Moehn were approved at a special Committee meeting in September 2020; and

•
the final determination of the 2020 STIP and 2018 PSU payouts were made at the February 2021 Committee meeting.

Decisions relating to material elements of compensation are fully deliberated by the Committee at each Committee meeting and, when appropriate, over the course of several Committee meetings. This allows for any follow-up to questions from Committee members in advance of the final decision. The Committee approves annual long-term incentive grants at its December meeting of the year prior to the year the grants are made. The Committee expects to continue to establish base salaries at its December meeting each year with such base salaries to be effective in the following January.
Other Considerations for Changes in Compensation Opportunities
Market Data, retention needs and general economic conditions have been the primary factors considered in decisions to increase or decrease compensation opportunities. Corporate and individual performance are the primary factors in determining the ultimate value of those compensation opportunities.
2021 Information Statement	34

Executive Compensation Matters
Role of Executive Officers
For 2020, Ameren’s Chief Executive Officer, Mr. Baxter, with the assistance of the Senior Vice President, Corporate Communications and Chief Human Resources Officer of Ameren Services, Mark C. Lindgren, recommended to the Committee compensation amounts for the other NEOs. Ameren’s Chief Executive Officer makes recommendations to the Committee with respect to the compensation of the NEOs (other than himself) and other senior executives. Ameren’s Chief Executive Officer possesses insight regarding individual performance levels, degree of experience and future promotion potential. In all cases, Ameren’s Chief Executive Officer’s recommendations are presented to the Human Resources Committee for review based on the Market Data provided by the Committee’s independent consultant. The Committee independently determines each NEO’s compensation, as discussed in this CD&A. None of the NEOs makes recommendations for setting his or her own compensation. Ameren’s Chief Executive Officer’s compensation is determined in Committee meetings during an executive session with only the Committee members and the Committee’s independent consultant present.
Ameren’s Chief Executive Officer, the other NEOs and other senior executives play a role in the early stages of design and evaluation of our compensation programs and policies. Because of their extensive familiarity with our business and corporate culture, these executives are in the best position to suggest programs and policies to the Committee and the independent consultant that will engage employees and provide effective incentives to produce outstanding financial and operating results for Ameren and its subsidiaries, including the Company, and their shareholders.
Other Compensation Matters
Neither Ameren nor the Company has any written or unwritten employment agreements with any of the NEOs. Each NEO is an employee at the will of the Company.
Severance
All officers of the Company participate in the Ameren Corporation Severance Plan for Ameren Officers (the “Officer Severance Plan”). The primary purpose of the Officer Severance Plan is to facilitate mid-career hires and act as a retention tool during times of uncertainty. The Officer Severance Plan provides market-level pay and benefits to officers and NEOs in the event of an involuntary termination of employment without “Cause”, as defined in the Officer Severance Plan. The Officer Severance Plan provides for a lump sum payment that is generally equal to annual base salary plus target annual cash incentive award in effect at termination of employment, a pro-rated annual incentive payment based on actual plan performance, continuation of medical coverage for 12 months subsidized by Ameren, and outplacement career transition services. Upon a change of control, officers who are eligible for severance pay and benefits under Ameren’s Second Amended and Restated Change of Control Severance Plan, as amended, would be entitled to the greater of the benefits available under that plan or the Officer Severance Plan, but would not receive benefits under both plans. Ameren’s Human Resources Committee may amend, suspend or terminate the Officer Severance Plan at any time, provided that twelve months’ notice is required if the amount of potential severance pay and benefits is to be reduced.
Change of Control
Ameren’s Second Amended and Restated Change of Control Severance Plan, as amended, is designed to reward NEOs for remaining employed with us when their prospects for continued employment following a transaction may be uncertain. The objectives of this plan are to maintain a stable executive team during the process and to assist us in attracting highly qualified executives into the Company.
Change of Control protections provide severance pay and, in some situations, vesting or payment of long-term incentive awards, upon a Change of Control of Ameren. The arrangements provide market-level payments in the event of an involuntary termination not for “Cause” or a voluntary termination for “Good Reason.” Definitions of “Change of Control,” “Cause” and “Good Reason,” as well as more complete descriptions of Change of Control protections, are found below under the caption “Compensation Tables and Narrative Disclosures — Potential Payments Upon Termination or Change of Control.”
The applicable triggers are structured so that payment and vesting occur only upon the occurrence of both a change of control and a qualifying termination of employment.
35	Union Electric Company

Executive Compensation Matters
Ameren expects it would take more time for senior leaders to find new employment than for other employees. Therefore, upon termination due to change of control, senior management, including the NEOs, generally are paid severance for a longer period than other employees. The Committee considered this as well as the factors described in the preceding paragraphs in structuring the cash payments described under “Compensation Tables and Narrative Disclosures — Potential Payments Upon Termination or Change of Control — Change of Control” below, which an NEO would receive if terminated within two years following a Change of Control.
Ameren Anti-Pledging and Anti-Hedging Policies
Ameren maintains policies that prohibit executive officers and directors from engaging in pledges of Ameren securities or short sales, margin accounts and hedging or derivative transactions with respect to Ameren securities. In addition, Ameren’s policies prohibit Company directors and employees, including executive officers, from entering into any transaction which hedges (or offsets) any decrease in the value of Ameren equity securities as discussed under “SECURITY OWNERSHIP — Securities of Ameren” below.
Clawback
Awards granted under the 2006 Plan or the 2014 Plan, including STIP and PSU awards, are subject to a “clawback” in certain circumstances. If Ameren is required to prepare an accounting restatement due to the material noncompliance of Ameren, as a result of misconduct, with any financial reporting requirement under the securities laws, and if an award holder knowingly or with gross negligence engaged in or failed to prevent the misconduct, or if the award holder is one of the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002, the award holder will be required to reimburse Ameren the amount of any payment in settlement of an award earned or accrued during the 12-month period following the first public issuance or filing of the financial document embodying the financial reporting requirement.
In addition, under the terms of the STIP, PSU and RSU awards, if the award holder engages in conduct or activity that is detrimental to Ameren or violates the confidentiality or customer or employee non-solicitation provisions included in the award, generally, the award holder will be required to repay the award to Ameren after receiving a demand from Ameren for the repayment.
2021 Information Statement	36

Executive Compensation Matters
Compensation Tables and Narrative Disclosures
The following table sets forth compensation information for our NEOs for services rendered in all capacities to the Company and its affiliates, including Ameren, in fiscal years 2020, 2019 and 2018. You should refer to the section entitled “COMPENSATION DISCUSSION AND ANALYSIS” above for an explanation of the elements used in setting the compensation for our NEOs.
2020 SUMMARY COMPENSATION TABLE
Name and Principal Position(1) (a)	Year (b)	Salary(2) ($) (c)	Bonus(2) ($) (d)	Stock Awards(3) ($) (e)	Option Awards(4) ($) (f)	Non-Equity Incentive Plan Compensation(2)(5) ($) (g)	Change in Pension Value and Nonqualified Def. Comp. Earnings(6) ($) (h)	All Other Compensation(2)(7) ($) (i)	Total ($) (j)
Martin J. Lyons, Jr. Chairman and President, Ameren Missouri	2020	740,000	—	3,847,898	—	610,000	774,416	93,454	6,065,768
	2019	707,917	—	1,346,945	—	851,900	766,762	106,185	3,779,709
	2018	684,000	—	2,360,234	—	976,500	40,228	93,247	4,154,209
Michael L. Moehn Executive Vice President and Chief Financial Officer, Ameren	2020	700,000	—	3,640,008	—	577,000	668,523	82,223	5,667,754
	2019	590,000	—	1,022,877	—	667,600	603,400	88,660	2,972,537
	2018	547,000	—	1,805,412	—	750,100	11,383	68,893	3,182,788
Warner L. Baxter Chairman, President and Chief Executive Officer, Ameren	2020	1,300,000	—	5,546,556	—	1,643,100	1,374,401	194,296	10,058,353
	2019	1,200,000	—	4,703,053	—	2,275,000	1,347,520	193,425	9,718,998
	2018	1,140,000	—	4,561,577	—	2,350,000	249,563	153,320	8,454,460
Fadi M. Diya Senior Vice President and Chief Nuclear Officer, Ameren Missouri	2020	540,000	—	921,576	—	366,500	401,733	59,677	2,289,486
	2019	515,000	—	782,130	—	561,500	388,374	56,763	2,303,767
	2018	490,500	—	735,988	—	554,800	76,442	49,320	1,907,050
Chonda J. Nwamu Senior Vice President, General Counsel and Secretary, Ameren	2020	525,000	—	840,000	—	346,200	222,287	27,074	1,960,561

(1)
Includes compensation received as an officer of Ameren and/or its subsidiaries (including Ameren Missouri). Ms. Nwamu was not an NEO for Ameren Missouri for 2018 or 2019.

(2)
Other cash compensation received by each NEO for fiscal years 2020, 2019 and 2018 is found in the Salary or Non-Equity Incentive Plan Compensation column of this table. The amounts that would generally be considered “bonus” awards are found under Non-Equity Incentive Plan Compensation in column (g).

(3)
The amounts in column (e) represent the aggregate grant date fair value computed in accordance with authoritative accounting guidance of PSU and RSU awards under our 2014 Plan, without regard to estimated forfeitures related to service-based vesting conditions. For the 2020 PSU grants, the calculations reflect an accounting value of 107.4 percent of the target value; for 2019 grants, 103.4 percent of the target value; and for 2018 grants, 106.6 percent of the target value. For the 2020, 2019 and 2018 RSU grants (including the RSU retention awards for Messrs. Lyons and Moehn in 2018 and 2020), the calculations reflect an accounting value equal to the closing price of Ameren’s common stock as of the last trading day preceding the grant date. Assumptions used in the calculation of the amounts in column (e) are described in Note 11 to our audited financial statements for the fiscal year ended December 31, 2020 included in our 2020 Form 10-K. The maximum aggregate value of the 2020 PSU and RSU awards, excluding dividends, is as follows: Mr. Lyons — $5,405,733; Mr. Moehn — $5,113,711; Mr. Baxter — $9,175,953; Mr. Diya — $1,524,590; and Ms. Nwamu — $1,389,624. Valuations are based on $78.06 per share, the closing price of Ameren common stock on the NYSE as of December 31, 2020.

The amounts reported for PSU and RSU award grants in column (e) do not reflect actual compensation realized by the NEOs and are not a guarantee of the amount that the NEO will actually receive from the grant of the awards. The actual compensation realized by the NEOs will be based upon the share price of Ameren’s common stock at payout. The PSU performance periods for the 2019 and 2020 grants will not end until December 31, 2021 and December 31, 2022, respectively, and, as such, the actual value, if any, of the PSU awards will generally depend
37	Union Electric Company

Executive Compensation Matters
on Ameren’s achievement of certain performance measures during these periods. For information regarding the terms of the awards, the description of vesting conditions, and the criteria for determining the amounts payable, including 2018 PSU awards granted to each NEO, see “— COMPENSATION DISCUSSION AND ANALYSIS.”
(4)
None of the NEOs received any option awards in 2020, 2019 or 2018.

(5)
Represents payouts for performance under the applicable year’s short-term incentive award program. See “— COMPENSATION DISCUSSION AND ANALYSIS” for a discussion of how amounts were determined for 2020.

(6)
Amounts shown in column (h) are the sum of (1) the increase in the actuarial present value of each NEO’s accumulated benefit under all defined benefit pension plans (including the SRP) from December 31 of the prior fiscal year to December 31 of the applicable fiscal year and (2) the above-market portion of interest determined in accordance with SEC disclosure rules as the difference between the interest credited at the rate in Ameren’s deferred compensation plan and interest that would be credited at 120 percent of the AFR published by the Internal Revenue Service (“IRS”) and calculated as of December 2019, for the year ended December 31, 2020, as December 2018, for the year ended December 31, 2019 and as of January 1, 2018 for the year ended December 31, 2018. The table below shows the allocation of these amounts for each NEO. For 2020, the applicable interest rate for the deferred compensation plan was 5.21 percent for amounts deferred prior to January 1, 2010 and 2.52 percent for amounts deferred on or after January 1, 2010. The above-market earnings are calculated using those applicable interest rates minus 120 percent of the AFR of 2.52 percent published by the IRS and calculated as of December 2019. For 2019, the applicable interest rate for the deferred compensation plan was 5.84 percent for amounts deferred prior to January 1, 2010 and 3.98 percent for amounts deferred on or after January 1, 2010. The above-market earnings are calculated using those applicable interest rates minus 120 percent of the AFR of 3.98 percent published by the IRS and calculated as of December 2018. For 2018, the applicable interest rate for the deferred compensation plan was 5.69 percent for amounts deferred prior to January 1, 2010 and 3.16 percent for amounts deferred on or after January 1, 2010. The above-market earnings are calculated using those applicable interest rates minus 120 percent of the AFR of 3.10 percent published by the IRS and calculated as of January 2018.

Name	Year	Pension Plan Increase ($)	Deferred Compensation Plan Above-Market Interest ($)
Lyons	2020	774,416	—
	2019	766,762	—
	2018	40,228	—
Moehn	2020	657,163	11,360
	2019	595,979	7,421
	2018	1,606	9,777
Baxter	2020	1,330,006	44,395
	2019	1,318,519	29,001
	2018	211,353	38,210
Diya	2020	397,192	4,541
	2019	385,407	2,967
	2018	72,533	3,909
Nwamu	2020	222,287	—
For assumptions and methodology regarding the determination of pension values, please refer to the footnotes under the Pension Benefits Table.
(7)
The amounts in column (i) reflect required employer contributions allocated by Ameren to each NEO pursuant to Ameren’s 401(k) savings plan, which is available to all eligible employees, and the cost of insurance premiums paid by Ameren with respect to term life insurance, which amount each NEO is responsible for paying income tax. In 2020, Ameren’s 401(k) employer contributions, including the 401(k) Restoration Benefit as described in “— NONQUALIFIED DEFERRED COMPENSATION — Executive Deferred Compensation Plan Participation” below, for each of the NEOs were as follows: Mr. Lyons — $71,636; Mr. Moehn — $61,542; Mr. Baxter — $160,875; Mr. Diya — $49,568; and Ms. Nwamu — $12,825. In 2020, Ameren’s costs of insurance premiums for the NEOs were as follows: Mr. Moehn — $6,714; Mr. Lyons — $9,296; Mr. Baxter — $14,331; Mr. Diya — $10,109; and Ms. Nwamu — $4,249. In 2020, the amount in column (i) also includes costs for tax and financial planning services for Messrs. Baxter, Lyons, and Moehn and Ms. Nwamu; ticket and related event expenses for Messrs. Baxter and Moehn; and a portion of the dues for a club membership used primarily for business purposes by Messrs. Lyons and Moehn.

2021 Information Statement	38

Executive Compensation Matters
The following table provides additional information with respect to stock-based awards granted in 2020, the value of which was provided in the Stock Awards column of the Summary Compensation Table with respect to 2020 grants, and the potential range of payouts associated with the 2020 STIP.
GRANTS OF PLAN-BASED AWARDS TABLE
			Estimated Future Payouts Under Non-Equity Incentive Plan Awards(2)			Estimated Future Payouts Under Equity Incentive Plan Awards(3)			All Other Stock Awards: Number of Shares of Stock or Units(4) (#) (i)	All Other Option Awards: Number of Securities Underlying Options(5) (#) (j)	Exercise or Base Price of Option Awards(5) ($/Sh) (k)	Grant Date Fair Value of Stock and Option Awards(6) ($) (l)
Name (a)	Grant Date(1) (b)	Committee Approval Date(1)	Threshold ($) (c)	Target ($) (d)	Maximum ($) (e)	Threshold (#) (f)	Target (#) (g)	Maximum (#) (h)
Lyons	—	—	277,500	555,000	1,110,000	—	—	—	—	—	—	—
	1/1/20	12/12/19	—	—	—	10,332	20,664	41,328	8,856	—	—	2,367,917
	9/18/20	9/18/20	—	—	—	—	—	—	19,067	—	—	1,479,981
Moehn	—	—	262,500	525,000	1,050,000	—	—	—	—	—	—	—
	1/1/20	12/12/19	—	—	—	9,774	19,548	39,096	8,377	—	—	2,239,976
	9/18/20	9/18/20	—	—	—	—	—	—	18,037	—	—	1,400,032
Baxter	—	—	747,500	1,495,000	2,990,000	—	—	—	—	—	—	—
	1/1/20	12/12/19	—	—	—	24,202	48,403	96,806	20,744	—	—	5,546,556
Diya	—	—	175,500	351,000	702,000	—	—	—	—	—	—	—
	1/1/20	12/12/19	—	—	—	4,021	8,042	16,084	3,447	—	—	921,576
Nwamu	—	—	157,500	315,000	630,000	—	—	—	—	—	—	—
	1/1/20	12/12/19	—	—	—	3,665	7,330	14,660	3,142	—	—	840,000

(1)
The 2020 PSU target awards and the 2020 RSU awards were approved by the Committee on December 12, 2019, and granted on January 1, 2020. The RSU retention awards for Messrs. Lyons and Moehn were approved by the Committee on September 18, 2020, and granted on September 18, 2020. See “— COMPENSATION DISCUSSION AND ANALYSIS” for a discussion of the timing of various pay decisions.

(2)
The amounts shown in column (c) reflect the threshold payment level under the 2020 STIP which is 50 percent of the target amount shown in column (d). The amount shown in column (e) is 200 percent of such target amount. See “— COMPENSATION DISCUSSION AND ANALYSIS” for information regarding the performance-based conditions.

(3)
For each NEO, the amounts shown (denominated in shares of Ameren common stock) in column (f) reflect the threshold 2020 PSU award grants, which is 50 percent of the target amount shown in column (g). The amount shown in column (h) is 200 percent of such target amount. See “— COMPENSATION DISCUSSION AND ANALYSIS” for information regarding the terms of the awards, the description of performance-based vesting conditions and the criteria for determining the amounts payable.

(4)
The amounts shown in column (i) reflect the January 1, 2020 RSU awards for each NEO and the September 18, 2020 RSU retention awards for Messrs. Lyons and Moehn.

(5)
None of the NEOs received any option awards in 2020.

(6)
For each NEO, the amount represents the grant date fair value of the 2020 PSU and RSU awards determined in accordance with authoritative accounting guidance (including FASB ASC Topic 718), excluding the effect of estimated forfeitures. Assumptions used in the calculation of these amounts are referenced in footnote 3 to the Summary Compensation Table. There is no guarantee that, if and when the 2020 PSU and RSU awards vest, they will have this value.

39	Union Electric Company

Executive Compensation Matters
Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table
See “— COMPENSATION DISCUSSION AND ANALYSIS” for further information relating to each NEO regarding the terms of awards reported in the Summary Compensation Table and the Grants of Plan-Based Awards Table and for discussions regarding officer stock ownership requirements, dividends paid on equity awards and allocations between short-term and long-term compensation.
The following table provides information regarding the outstanding equity awards held by each of the NEOs as of December 31, 2020.
OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END TABLE
	Option Awards(1)					Stock Awards
Name (a)	Number of Securities Underlying Unexercised Options Exercisable (#) (b)	Number of Securities Underlying Unexercised Options Unexercisable (#) (c)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#) (d)	Option Exercise Price ($) (e)	Option Expiration Date (f)	Number of Shares or Units of Stock That Have Not Vested(2) (#) (g)	Market Value of Shares or Units of Stock That Have Not Vested(3) ($) (h)	Equity Incentive Plan Awards: Number of Unearned Shares, Units, or Other Rights That Have Not Vested(4) (#) (i)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units, or Other Rights That Have Not Vested(5) ($) (j)
Lyons	—	—	—	—	—	90,109	7,033,909	69,105	5,394,336
Moehn	—	—	—	—	—	73,789	5,759,969	59,824	4,669,861
Baxter	—	—	—	—	—	163,036	12,726,590	196,041	15,302,960
Diya	—	—	—	—	—	26,518	2,069,995	32,589	2,543,897
Nwamu	—	—	—	—	—	11,582	904,091	25,023	1,953,295

(1)
None of the NEOs hold any options to purchase shares of Ameren’s common stock.

(2)
For each NEO, the amount shown represents the 2018 PSU award grant at the 170 percent performance level and the 2018, 2019, and 2020 RSU award grants (including the September 18, 2020 RSU retention awards for Messrs. Lyons and Moehn). The 2018 PSU and RSU awards for such NEOs vested as of February 28, 2021. The January 1, 2019 and 2020 RSU awards will vest as of February 28, 2022 and February 28, 2023, respectively, and the September 18, 2020 RSU retention awards will vest as of September 17, 2023. RSU award vesting is contingent upon continued employment of the NEO through the vesting period. See “— COMPENSATION DISCUSSION AND ANALYSIS — Long-Term Incentive Compensation” for a discussion of the LTIP program.

(3)
Valuations are based on $78.06 per share, the closing price of Ameren common stock on the NYSE as of December 31, 2020. See “— COMPENSATION DISCUSSION AND ANALYSIS — Long-Term Incentive Compensation — 2018 PSU Awards Vesting” for a discussion of the amounts actually earned with respect to the 2018 PSU awards.

(4)
For each NEO, the amount shown represents the 2019 PSU and 2020 PSU award grants assuming achievement of the maximum performance goals for the PSU awards based on TSR and the target performance goal for the PSU awards based on the Clean Energy Transition metric. The 2019 and 2020 PSU awards will vest, subject to Ameren achieving the required performance threshold and continued employment of the NEO, as of February 28, 2022 and February 28, 2023, respectively. See “— COMPENSATION DISCUSSION AND ANALYSIS — Long-Term Incentive Compensation.” There is no guarantee that such amounts will ultimately be earned by participants.

(5)
Valuations are based on $78.06 per share, the closing price of Ameren common stock on the NYSE as of December 31, 2020. There is no guarantee that such amounts will ultimately be earned by participants.

2021 Information Statement	40

Executive Compensation Matters
The following table provides the amounts received upon exercise of options or similar instruments or the vesting of stock or similar instruments during the most recent fiscal year.
OPTION EXERCISES AND STOCK VESTED TABLE
	Option Awards(1)		Stock Awards
Name (a)	Number of Shares Acquired on Exercise (#) (b)	Value Realized on Exercise ($) (c)	Number of Shares Acquired on Vesting(2) (#) (d)	Value Realized on Vesting(3) ($) (e)
Lyons	—	—	40,601	3,207,479
Moehn	—	—	30,006	2,370,474
Baxter	—	—	121,720	9,615,880
Diya	—	—	20,806	1,643,674
Nwamu	—	—	6,913	546,127

(1)
None of the NEOs hold any options to purchase shares of Ameren’s common stock.

(2)
For each NEO, the amount shown represents 2017 PSU award grants vested as of February 29, 2020. During the performance period for the 2017 PSU awards ending December 31, 2019, such NEOs were credited with dividend equivalents on 2017 PSU award grants, which represented the right to receive shares of Ameren common stock measured by the dividend payable with respect to the corresponding number of 2017 PSU awards. Dividend equivalents on 2017 PSU awards accrued at target levels and were reinvested into additional 2017 PSU awards throughout the three-year performance period. Dividend equivalents are only earned to the extent that the underlying PSU award is earned. The number of 2017 PSUs ultimately earned by each NEO through dividend reinvestment, at 147.5 percent of the original target levels accrued, was as follows: Mr. Lyons — 3,387 units; Mr. Moehn — 2,503 units; Mr. Baxter — 10,152 units; Mr. Diya — 1,735 units; and Ms. Nwamu — 577 units.

(3)
The value of the vested 2017 PSUs is based on the closing price of $79.00 per share of Ameren common stock on the NYSE as of February 29, 2020, the date the 2017 PSU awards vested.

41	Union Electric Company

Executive Compensation Matters
Pension Benefits
The table below provides the actuarial present value of the NEO’s accumulated benefits under Ameren’s retirement plans and the number of years of service credited to each NEO under these plans.
PENSION BENEFITS TABLE
Name (a)	Plan Name (b)	Number of Years Credited Service(1) (#) (c)	Present Value of Accumulated Benefit(2)(3) ($) (d)	Payments During Last Fiscal Year(4) ($) (e)
Lyons	1) Retirement Plan	19	941,046	—
	2) SRP	19	2,347,258	—
Moehn	1) Retirement Plan	20	955,363	—
	2) SRP	20	1,510,889	—
Baxter	1) Retirement Plan	25	1,007,350	—
	2) SRP	25	4,847,058	—
Diya	1) Retirement Plan	15	718,636	—
	2) SRP	15	949,098	—
Nwamu	1) Retirement Plan	4	201,750	—
	2) SRP	4	265,849	—

(1)
Years of credited service are not used for purposes of calculating the NEOs’ balances under these plans.

(2)
Represents the actuarial present value of the accumulated benefits relating to the NEOs under the Retirement Plan (defined below) and the SRP as of December 31, 2020. See Note 10 to our audited consolidated financial statements for the year ended December 31, 2020 included in Ameren’s 2020 Form 10-K for an explanation of the valuation method and all material assumptions applied in quantifying the present value of the accumulated benefit. The calculations assumed that each officer will remain an active employee until, and will retire at, the plan normal retirement age of 65. The calculations included no pre-retirement decrements in determining the present value, used a 35 percent lump sum / 65 percent annuity payment form assumption, and used the plan valuation mortality assumptions after age 65 (PRI-2012 mortality projected generationally by Scale MP-2020). Cash balance accounts were projected to age 65 using the 2020 plan interest crediting rate of 5 percent.

(3)
The following table provides the Cash Balance Account Lump Sum Value for accumulated benefits relating to the NEOs under the cash balance account under the Retirement Plan and the SRP as of December 31, 2020 as an alternative to the presentation of the actuarial present value of the accumulated benefits relating to the NEOs under the Retirement Plan and the SRP as of December 31, 2020.

Name	Plan Name	Cash Balance Account Lump Sum Value ($)
Lyons	1) Retirement Plan	530,247
	2) SRP	1,299,444
Moehn	1) Retirement Plan	508,297
	2) SRP	787,505
Baxter	1) Retirement Plan	644,302
	2) SRP	3,058,764
Diya	1) Retirement Plan	443,838
	2) SRP	578,201
Nwamu	1) Retirement Plan	98,261
	2) SRP	126,525

(4)
All NEOs are active and were not eligible for payments prior to December 31, 2020.

2021 Information Statement	42

Executive Compensation Matters
Ameren Retirement Plan
Retirement benefits for the NEOs fall under the Benefits for Salaried Employees (the “Cash Balance Account”). Most salaried employees of Ameren and its subsidiaries, including the NEOs, earn benefits in the Cash Balance Account under the Ameren Retirement Plan (the “Retirement Plan”) immediately upon employment. Benefits become vested after three years of service.
On an annual basis, a bookkeeping account in a participant’s name is credited with an amount equal to a percentage of the participant’s pensionable earnings for the year. Pensionable earnings include base salary and annual STIP compensation, which are equivalent to amounts shown in columns (c) and (g) in the Summary Compensation Table. The applicable percentage is based on the participant’s age as of December 31 of that year.
Participant’s Age on December 31	Regular Credit for Pensionable Earnings*
Less than 30	3%
30 to 39	4%
40 to 44	5%
45 to 49	6%
50 to 54	7%
55 and over	8%

*
An additional regular credit of three percent is received for pensionable earnings above the Social Security wage base.

These accounts also receive interest credits based on the average yield for one-year U.S. Treasury constant maturity for the previous October, plus one percent. The minimum interest credit is five percent.
Effective January 1, 2001, an enhancement account was added that provides a $500 additional credit at the end of each year.
The normal retirement age under the Cash Balance Account structure and the SRP is 65. Neither the Cash Balance Account structure nor the SRP contains provisions for crediting extra years of service or for early retirement. When a participant terminates employment (including as a result of retirement), the amount credited to the participant’s account is converted to an annuity or paid to the participant in a lump sum. The participant can also choose to defer distribution, in which case the account balance is credited with interest at the applicable rate until the future date of distribution.
Ameren Supplemental Retirement Plan
In certain cases, pension benefits under the Retirement Plan are reduced to comply with maximum limitations imposed by the IRC. The SRP is maintained by Ameren to provide for a supplemental benefit equal to the difference between the benefit that would have been paid if such IRC limitations were not in effect and the reduced benefit payable as a result of such IRC limitations. Any NEO whose pension benefits under the Retirement Plan would exceed IRC limitations is eligible to participate in the SRP. The SRP is unfunded and is not a qualified plan under the IRC.
There is no offset under either the Retirement Plan or the SRP for Social Security benefits or other offset amounts.
43	Union Electric Company

Executive Compensation Matters
Nonqualified Deferred Compensation
The following table discloses contributions, earnings and balances under the nonqualified deferred compensation plan for each NEO.
NONQUALIFIED DEFERRED COMPENSATION TABLE
Name (a)	Executive Contributions in 2020(1) ($) (b)	Company Contributions in 2020(2) ($) (c)	Aggregate Earnings in 2020(3) ($) (d)	Aggregate Withdrawals/ Distributions ($) (e)	Aggregate Balance at 12/31/20(4) ($) (f)
Lyons	78,414	58,811	197,223	—	1,564,771
Moehn	117,588	48,717	249,904	—	1,983,616
Baxter	197,400	148,050	792,160	—	5,200,378
Diya	439,795	36,743	122,664	—	3,292,516
Nwamu	—	—	—	—	—

(1)
A portion of these amounts is also included in amounts reported for 2020 as “Salary” in column (c) of the Summary Compensation Table. These amounts also include a portion of amounts reported as “Non-Equity Incentive Plan Compensation” in our 2020 information statement representing compensation paid in 2020 for performance during 2019.

(2)
All of the Company matching contributions reported for each NEO are included in the amounts reported in column (i) of the Summary Compensation Table.

(3)
The dollar amount of aggregate interest earnings accrued during 2020. The above-market interest component of these amounts earned on deferrals made prior to January 1, 2010 with respect to plan years beginning on or prior to January 1, 2010 and for deferrals made prior to January 1, 2010 with respect to plan years beginning on or after January 1, 2011 is included in amounts reported in column (h) of the Summary Compensation Table. See footnote (6) to the Summary Compensation Table for the amounts of above-market interest. There are no above-market or preferential earnings on compensation deferred with respect to plan years beginning on or after January 1, 2010 for deferrals made on and after January 1, 2010.

(4)
The dollar amount of the total balance of each NEO’s account as of December 31, 2020 consists of the following elements:

Name	Executive Contributions ($)	Company Matching Contributions ($)	Interest Earnings ($)	Total ($)	Amount Previously Reported as Compensation in Prior Years(1) ($)
Lyons	580,852	435,640	548,279	1,564,771	879,268
Moehn	863,613	281,271	838,732	1,983,616	709,649
Baxter	1,831,514	841,325	2,527,539	5,200,378	2,622,774
Diya	2,553,681	204,655	534,180	3,292,516	1,874,194
Nwamu	—	—	—	—	—

(1)
Represents amounts previously reported as compensation to the NEO in the Summary Compensation Table of Ameren or its subsidiaries, including the Company, in previous years.

Executive Deferred Compensation Plan Participation
Pursuant to an optional deferred compensation plan available to members of Ameren’s management, NEOs may annually choose to defer up to 50 percent (in one percent increments) of their salary and up to 100 percent
(in one percent increments or amounts in excess of a threshold) of cash incentive awards. There are no minimum dollar thresholds for deferrals. At the request of a participant, Ameren may, in its discretion, waive the 50 percent limitation.
The Ameren Deferred Compensation Plan, as amended and restated, effective January 1, 2010 (the “Ameren Deferred Compensation Plan”), changed the interest crediting rates for deferrals made with respect to plan years commencing on and after January 1, 2010 and added a 401(k) restoration benefit for eligible officers of Ameren and its subsidiaries, including the NEOs, whose total salary and short-term incentive award exceeds the limit on compensation in effect under the IRC. In October 2010, Ameren adopted an amendment
2021 Information Statement	44

Executive Compensation Matters
to the Ameren Deferred Compensation Plan for plan years beginning on and after January 1, 2011 to, among other things, change the measurement period for the applicable interest rates to amounts deferred under such plan prior to January 1, 2010 and clarify that matching contributions made under the plan are based upon all of a participant’s deferrals under the plan during a plan year. Pursuant to the Ameren Deferred Compensation Plan, amounts deferred (and interest attributable thereto), other than the 401(k) Restoration Benefit (as defined below), accrue interest at the rate to be applied to the participant’s account balance depending on (1) the plan year for which the rate is being calculated and (2) the year in which the deferral was made, as follows:
Calculation for Plan Year	Deferral Date	Rate
Plan Years beginning on or prior to January 1, 2010	Deferrals prior to January 1, 2010	150 percent of the average of the monthly Mergent’s Seasoned AAA Corporate Bond Yield Index rate (the “Officers Deferred Plan Index Rate”) for the calendar year immediately preceding such plan year — for 2020 such interest crediting rate was 5.21 percent
Plan Years beginning on or after January 1, 2010	Deferrals on and after January 1, 2010	120 percent of the AFR for the December immediately preceding such plan year (the “Officers Deferred Plan Interest Rate”) — for 2020 such interest crediting rate was 2.52 percent
Under the Ameren Deferred Compensation Plan, upon a participant’s termination of employment with Ameren and/or its subsidiaries, including the Company, prior to age 55 and after the occurrence of a “Change of Control” (as defined under “— Potential Payments Upon Termination or Change of Control — Change of Control” below) the balance in such participant’s deferral account, with interest as described in the table above, shall be distributed in a lump sum within 30 days after the date the participant terminates employment.
The 401(k) Restoration Benefit allows eligible officers of Ameren and its subsidiaries, including the NEOs, to also defer a percentage of salary and/or STIP awards in excess of the limit on compensation then in effect under the IRC (currently $285,000), in one percent increments, up to a maximum of six percent of total salary and STIP awards (a “401(k) Restoration Deferral,” together with Ameren’s 401(k) matching credit described below, the “401(k) Restoration Benefit”). Under the Ameren Deferred Compensation Plan, Ameren credits each participating officer’s deferral account with a matching credit equal to 100 percent of the first three percent of salary and STIP awards and 50 percent of the remaining salary and STIP awards deferred by the participant, including a 401(k) Restoration Deferral. In general, eligible participants, including the NEOs, may direct the deemed investment of the 401(k) Restoration Benefit in accordance with the investment options that are generally available under Ameren’s 401(k) savings investment plan, except for the Ameren stock fund.
As a result of the changes described in this section, no preferential or above-market earnings are paid pursuant to the Ameren Deferred Compensation Plan with respect to plan years beginning on or after January 1, 2010 for deferrals made on and after January 1, 2010. The investment returns for the funds available to NEOs under the Ameren Deferred Compensation Plan in 2020 were as follows:
Name of Fund	Percentage Rate of Return (%)
Target 2025 Fund	12.19
Target 2030 Fund	12.85
Target 2035 Fund	13.55
Target 2040 Fund	14.14
Target 2045 Fund	14.81
Target 2050 Fund	15.20
Target 2055 Fund	15.29
Target 2060 Fund	15.33
Target 2065 Fund	15.31
Target Retirement Fund	11.93
Large Cap Equity Index	18.47
Large Cap Equity	29.31
45	Union Electric Company

Executive Compensation Matters
Name of Fund	Percentage Rate of Return (%)
Small/Mid Cap Equity Index	20.01
Small/Mid Cap Equity	30.31
International Equity Index	11.46
International Equity	25.27
Bond Fund	9.10
Bond Index Fund	7.61
TIPS Bond Index Fund	11.20
Stable Interest Income	2.29
After the participant retires, the deferred amounts (and interest attributable thereto), other than the 401(k) Restoration Benefit, accrue interest as follows:
Calculation for Plan Year	Deferral Date	Rate
Plan Years beginning on or prior to January 1, 2010	Deferrals prior to January 1, 2010	Average monthly Mergent’s Seasoned AAA Corporate Bond Yield Index rate (the “Officers Deferred Plan Base Index Rate”) for the calendar year immediately preceding such plan year — for 2020 such interest crediting rate was 3.47 percent
Plan Years beginning on or after January 1, 2010	Deferrals on and after January 1, 2010	Officers Deferred Plan Interest Rate — for 2020 such interest crediting rate was 2.52 percent
The plan compounds interest annually and the rate is calculated as of the first day of the plan year.
Distributions from the Ameren Deferred Compensation Plan will be paid in cash. A participant may choose to receive the deferred amounts at retirement in a single lump sum payment or in substantially equal installments over a period of 5, 10 or 15 years. In the event a participant terminates employment with Ameren and its subsidiaries, including the Company, prior to age 55, the balance in such participant’s deferral account is distributable in a lump sum to the participant within 30 days of the date the participant terminates employment.
Participants are 100 percent vested at all times in the value of their contributions, investment earnings and any Ameren 401(k) matching credits. A participant’s benefit will be comprised of separate bookkeeping accounts evidencing his or her interest in each of the investment funds in which contributions and applicable matching contributions have been deemed invested. While no actual contributions are made to the funds, earnings or losses are calculated using the valuation methodology employed by the record keeper for each of the corresponding funds. Participants may generally transfer investments among various investment alternatives on a daily basis, subject to the provisions of the Ameren Deferred Compensation Plan.
Potential Payments Upon Termination or Change of Control
This section describes and estimates payments that could be made to the NEOs serving as of December 31, 2020, under different termination and change-in-control events. The estimated payments would be made under the terms of Ameren’s compensation and benefits plans, as well as the Severance Plan for Ameren Officers (“Officer Severance Plan”) or the Second Amended and Restated Change of Control Severance Plan (“Change of Control Plan”).
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Executive Compensation Matters
The tables below reflect the payments and benefits payable to each of the NEOs in the event of a termination of the NEO’s employment under several different circumstances. The amounts shown assume that termination was effective as of December 31, 2020, at the NEO’s compensation and service levels as of that date, and are estimates of the amounts that would be payable to the NEO in each scenario. In addition, the amounts shown do not include benefits paid by insurance providers under life and disability policies or payments and benefits provided on a non-discriminatory basis to employees upon a termination of employment. The actual amounts to be paid can only be determined at the time of the NEO’s actual separation from the Company. Factors that could affect the nature and amount of the payments on termination of employment include, among others, the timing of the event, compensation level, the market price of Ameren common stock and the NEO’s age.
LYONS
Component of Pay	Death ($)	Disability ($)	Retirement at Age at 12/31/20(1) ($)	Involuntary Termination not for Cause(3) ($)	Change of Control(4) ($)
Cash Severance	N/A	N/A	N/A	1,905,000	4,440,000
PSU Vesting(5)	2,607,204	6,707,227	N/A	N/A	4,097,255
RSU Vesting(5)	2,775,267	5,026,674	N/A	N/A	4,854,663
Pension Credit	N/A	N/A	N/A	N/A	828,990
Health and Welfare Benefits(6)	N/A	N/A	N/A	18,690	112,628
Outplacement at Maximum	N/A	N/A	N/A	25,000	30,000
Excise Tax Gross-up(5)	N/A	N/A	N/A	N/A	—
Total	5,382,471	11,733,901	N/A	1,948,690	14,363,536
MOEHN
Component of Pay	Death ($)	Disability ($)	Retirement at Age at 12/31/20(1) ($)	Involuntary Termination not for Cause(3) ($)	Change of Control(4) ($)
Cash Severance	N/A	N/A	N/A	1,802,000	4,200,000
PSU Vesting(5)	2,055,710	5,636,322	N/A	N/A	3,393,055
RSU Vesting(5)	2,227,832	4,311,410	N/A	N/A	4,151,299
Pension Credit	N/A	N/A	N/A	N/A	623,940
Health and Welfare Benefits(6)	N/A	N/A	N/A	18,690	103,932
Outplacement at Maximum	N/A	N/A	N/A	25,000	30,000
Excise Tax Gross-up(5)	N/A	N/A	N/A	N/A	3,688,683
Total	4,283,542	9,947,732	N/A	1,845,690	16,190,909
BAXTER
Component of Pay	Death ($)	Disability ($)	Retirement at Age at 12/31/20(2) ($)	Involuntary Termination not for Cause(3) ($)	Change of Control(4) ($)
Cash Severance	N/A	N/A	N/A	4,438,100	9,880,000
PSU Vesting(5)	8,376,150	19,632,168	13,106,664	13,106,664	12,310,964
RSU Vesting(5)	3,589,823	5,416,740	3,652,349	3,652,349	5,276,117
Pension Credit	N/A	N/A	N/A	N/A	1,811,970
Health and Welfare Benefits(6)	N/A	N/A	N/A	24,358	121,345
Outplacement at Maximum	N/A	N/A	N/A	25,000	30,000
Excise Tax Gross-up(5)	N/A	N/A	N/A	N/A	—
Total	11,965,973	25,048,908	16,759,013	21,246,471	29,430,396
47	Union Electric Company

Executive Compensation Matters
DIYA
Component of Pay	Death ($)	Disability ($)	Retirement at Age at 12/31/20(2) ($)	Involuntary Termination not for Cause(3) ($)	Change of Control(4) ($)
Cash Severance	N/A	N/A	N/A	1,257,500	3,024,000
PSU Vesting(5)	1,371,046	3,226,766	2,142,357	2,142,357	2,025,038
RSU Vesting(5)	587,558	891,211	597,940	597,940	867,873
Pension Credit	N/A	N/A	N/A	N/A	531,625
Health and Welfare Benefits(6)	N/A	N/A	N/A	24,358	111,370
Outplacement at Maximum	N/A	N/A	N/A	25,000	30,000
Excise Tax Gross-up(5)	N/A	N/A	N/A	N/A	2,319,841
Total	1,958,604	4,117,977	2,740,297	4,047,155	8,909,747
NWAMU
Component of Pay	Death ($)	Disability ($)	Retirement at Age at 12/31/20(1) ($)	Involuntary Termination not for Cause(3) ($)	Change of Control(4) ($)
Cash Severance	N/A	N/A	N/A	1,186,200	2,835,000
PSU Vesting(5)	703,086	2,003,020	N/A	N/A	1,238,191
RSU Vesting(5)	301,390	549,933	N/A	N/A	530,724
Pension Credit	N/A	N/A	N/A	N/A	307,332
Health and Welfare Benefits(6)	N/A	N/A	N/A	18,690	70,768
Outplacement at Maximum	N/A	N/A	N/A	25,000	30,000
Excise Tax Gross-up(5)	N/A	N/A	N/A	N/A	N/A
Total	1,004,476	2,552,953	N/A	1,229,890	5,012,015

(1)
Ms. Nwamu and Messrs. Lyons and Moehn are not retirement-eligible.

(2)
The estimated number of PSUs and RSUs that would be payable upon retirement at December 31, 2020 for Messrs. Baxter and Diya is calculated according to the schedule following “— Termination Other Than for Change of Control” below. Where performance was estimated for PSUs, it was estimated at 115 percent payout for the 2019 PSU awards, 195 percent payout for the 2020 PSU awards based on TSR and 94.4 percent payout for the 2020 PSU awards based on the Clean Energy Transition metric.

(3)
Indicates amounts payable to NEOs pursuant to the Officer Severance Plan. The PSU vesting and RSU vesting amounts represent amounts payable because the participant is retirement eligible, not due to a benefit under the Officer Severance Plan.

(4)
Indicates Change of Control amounts payable to NEOs pursuant to the Change of Control Plan, assuming that Ameren ceases to exist or is no longer publicly traded on the NYSE or NASDAQ after the Change of Control.

(5)
Amounts reflected for PSU vesting, RSU vesting and excise tax gross-up payments are estimated using a stock price of $78.06 per share, the closing price of Ameren common stock on the NYSE as of December 31, 2020. Ms. Nwamu is not eligible for excise tax gross-up payments due to becoming a participant in the Change of Control Severance Plan after October 1, 2009.

(6)
Health and welfare benefits figures reflect the estimated lump-sum value of all future amounts which will be paid on behalf of or attributed to the NEOs under our welfare benefit plans (these amounts, however, would not actually be paid as a cash lump sum). For amounts payable in connection with a Change of Control, the amounts reflected above represent the employer portion of premiums and an amount representing the actuarial present value of additional benefits under our retiree medical program (see “Change of Control — Health and Welfare Benefit Payment Assumptions” below). For amounts payable in connection with an Involuntary Termination Not for Cause, the amounts reflected above represent 12 months of COBRA premiums.

Severance
The NEOs are covered under the Ameren Corporation Severance Plan for Ameren Officers, as described above under “— EXECUTIVE COMPENSATION — Compensation Discussion and Analysis — Severance.”
Change of Control
Change of Control Severance Plan. Under Ameren’s Second Amended and Restated Change of Control Severance Plan, as amended (the “Change of Control Plan”), designated officers of Ameren and its subsidiaries, including the NEOs, are entitled to receive severance
2021 Information Statement	48

Executive Compensation Matters
benefits if their employment is terminated without “Cause” (as defined below) or by the NEO for “Good Reason” (as defined below) within two years after a Change of Control. The Change of Control Plan was amended in 2009 to eliminate reimbursement and gross-up payments in connection with any excise taxes that may be imposed on benefits received by any officers who first become designated as entitled to receive benefits under the Change of Control Plan on or after October 1, 2009. Other Ameren plans also carry change of control provisions.
Definitions of Change of Control, Cause and Good Reason
A change of control (“Change of Control”) occurs under the Change of Control Plan, in general, upon:
(i)
the acquisition of 20 percent or more of the outstanding common stock of Ameren or of the combined voting power of the outstanding voting securities of Ameren;

(ii)
a majority change in composition of the board of directors;

(iii)
a reorganization, merger or consolidation, sale or other disposition of all or substantially all of the assets of Ameren, unless current shareholders continue to own 60 percent or more of the surviving entity immediately following the transaction; or

(iv)
approval by Ameren shareholders of a complete liquidation or dissolution of Ameren.

“Cause” is defined as follows:
(i)
the participant’s willful failure to substantially perform his or her duties with Ameren (other than any such failure resulting from the participant’s disability), after notice and opportunity to remedy;

(ii)
gross negligence in the performance of the participant’s duties which results in material financial harm to Ameren;

(iii)
the participant’s conviction of, or plea of guilty or nolo contendere to, any felony or any other crime involving the personal enrichment of the participant at the expense of Ameren or shareholders of Ameren; or

(iv)
the participant’s willful engagement in conduct that is demonstrably and materially injurious to Ameren, monetarily or otherwise.

“Good Reason” is defined as follows:
(i)
a net reduction of the participant’s authorities, duties, or responsibilities as an executive and/or officer of Ameren;

(ii)
required relocation of more than 50 miles;

(iii)
any material reduction of the participant’s base salary or target bonus opportunity;

(iv)
reduction in grant-date value of long-term incentive opportunity;

(v)
failure to provide the same aggregate value of employee benefit or retirement plans in effect prior to a Change of Control;

(vi)
failure of a successor to assume the Change of Control Plan agreements; or

(vii)
a material breach of the Change of Control Plan which is not remedied by the Company within ten business days of receipt of written notice of such breach.

If an NEO’s employment is terminated without Cause or by the NEO for Good Reason within two years after a Change of Control, the NEO will receive a cash lump sum equal to the following:
(i)
unpaid salary and vacation pay through the date of termination;

(ii)
pro rata STIP compensation for the year of termination;

(iii)
three years’ worth of each of base salary and target STIP compensation;

(iv)
three years’ worth of additional pension credit; and

(v)
solely with respect to officers who first became designated as entitled to receive benefits under the Change of Control Plan before October 1, 2009, reimbursement and gross-up for any excise tax imposed on benefits received by the NEO from Ameren, assuming such payments (as defined by the IRS) are at least 110 percent of the imposed cap under the IRC.

49	Union Electric Company

Executive Compensation Matters
In addition to the cash lump sum payment, any such NEO shall (i) continue to be eligible for health and welfare benefits during the three-year severance period, provided that if the NEO becomes reemployed with another employer and is eligible to receive such health and welfare benefits under such other employer’s plan, the Company’s health and welfare benefits will be secondary to those provided under such other plan during the severance period and (ii) receive, as incurred, up to $30,000 for the cost of outplacement services (not available for a Good Reason termination).
Following are details of how the above items are calculated.
•
Retirement Plan Benefit Assumptions. Amount equal to the difference between (a) the account balance under the Retirement Plan and SRP which the participant would receive if his or her employment continued during the three-year period upon which severance is received (assuming the participant’s compensation during such period would have been equal to his or her compensation as in effect immediately prior to termination) and (b) the actual account balance (paid or payable) under such plans as of the date of termination.

•
Health and Welfare Benefit Payment Assumptions. Continued coverage for the NEO’s family with medical, dental, life insurance and executive life insurance benefits as if employment had not been terminated during the three-year period upon which severance is received. The calculation and the corresponding amounts set forth in the Potential Payments on Termination or a Change of Control tables above assume full cost of benefits over the three-year period. In addition, the NEO’s family receives additional retiree medical benefits (if applicable) as if employment had not been terminated during the three-year period upon which severance is received. Retiree medical benefits are payable only in their normal form as monthly premium payments until the NEO reaches the age of 65, at which time the NEO, or applicable beneficiary, receives an annual stipend to apply towards eligible healthcare premiums and costs. The actuarial present value of the additional retiree medical benefits is included, calculated based on retirement at the end of the three-year severance period, a graded discount rate assumption of 0.18 percent for payment duration of three years or less, 0.58 percent for payment duration of over three but not more than nine years and 1.58 percent for payment duration over nine years, and post-retirement mortality (but not pre-retirement mortality) according to the PRI-2012 Non Disabled Annuitant (generational) table.

Ability to Amend or Terminate Change of Control Plan
Ameren’s Board may amend or terminate the Change of Control Plan at any time, including designating any other event as a Change of Control, provided that the Change of Control Plan may not be amended or terminated (i) following a Change of Control, (ii) at the request of a third party who has taken steps reasonably calculated to effect a Change of Control or (iii) otherwise in connection with or in anticipation of a Change of Control in any manner that could adversely affect the rights of any officer covered by the Change of Control Plan.
2021 Information Statement	50

Executive Compensation Matters
Change of Control Provisions Relating to LTIP Awards
Below is a summary of protections provided upon a Change of Control with respect to the LTIP awards under the 2014 Plan. In brief, the goal of these protections is to avoid acceleration of LTIP vesting and payment in situations where a Change of Control occurs but Ameren continues to exist and the NEO retains his or her position. In the table below, the term “qualifying termination” means the participant (i) has an involuntary termination without Cause, (ii) for Change of Control Severance Plan participants, has a voluntary termination of employment for Good Reason (as defined in the Change of Control Severance Plan) or (iii) has an involuntary termination that qualifies for severance under the Ameren Corporation Severance Plan for Ameren Employees (as in effect immediately prior to the Change of Control). Other definitions of capitalized terms may be found in the 2014 Plan or applicable award agreement.
Change of Control Event	Termination Event	Unvested LTIP Awards
Change of Control which occurs on or before the end of the applicable vesting period after which the Company continues in existence and remains a publicly traded company on the NYSE or NASDAQ	No qualifying termination	Payable upon the earliest to occur of the following: • after the applicable vesting period has ended; or • the participant’s death.
Qualifying termination within two years after the Change of Control and during the applicable vesting period
The PSUs or RSUs the participant would have earned if such participant remained employed for the entirety of the applicable vesting period, at actual performance in the case of the PSUs, will vest on the last day of the applicable vesting period and be paid in shares of Ameren’s common stock immediately following the applicable vesting period; provided that such distribution will be deferred until the date which is six months following the participant’s termination of employment to the extent required by IRC Section 409A.

Change of Control which occurs on or before the end of the applicable vesting period in which the Company ceases to exist or is no longer publicly traded on the NYSE or NASDAQ	Automatic upon Change of Control
The target number of PSU or RSU awards granted, together with dividends accrued thereon, will be converted to nonqualified deferred compensation. Interest on the nonqualified deferred compensation will accrue based on the prime rate, computed as provided in the award agreement.

	Continued employment until the end of the applicable vesting period	Lump sum payout of the nonqualified deferred compensation plus interest immediately following the applicable vesting period.
	Retirement or termination due to disability prior to the Change of Control	Immediate lump sum payment of the nonqualified deferred compensation plus interest upon the Change of Control.
	Continued employment until death or disability which occurs after the Change of Control and before the end of the applicable vesting period	Immediate lump sum payout of the nonqualified deferred compensation plus interest upon such death or disability.
Qualifying termination during the applicable vesting period
Immediate lump sum payout of the nonqualified deferred compensation plus interest upon termination; provided that such distribution shall be deferred until the date which is six months following the participant’s termination of employment to the extent required by IRC Section 409A.

	Other termination of employment before the end of the applicable vesting period	Forfeiture of the nonqualified deferred compensation plus interest.
51	Union Electric Company

Executive Compensation Matters
Termination Other Than for Change of Control
The following table summarizes the impact of certain employment events outside the context of a Change of Control that may result in the payment of unvested LTIP awards.
Type of Termination	Additional Termination Details	Unvested LTIP Awards
Death	N/A	All awards pay out at target (plus accrual of dividends), pro rata for the number of days worked in each performance or award period and are paid as soon as possible after death.
Disability	N/A	All outstanding awards are earned at the same time and to the same extent that they are earned by other participants, and are paid immediately following the vesting period.
Retirement during award period	Age 55+	Only if the participant has at least five years of service, a prorated award is earned at the end of the performance or award period (based on actual performance, where applicable) and is paid immediately following the vesting period.
Termination for any reason other than death, disability, retirement or change of control as provided above	N/A	Forfeited
Principal Executive Officer Pay Ratio
We are providing the following information to comply with Item 402(u) of Regulation S-K:
For 2020, the annual total compensation of our median employee was $129,271. We calculated the median employee’s annual total compensation based on the rules for determining annual total compensation of our named executive officers, which includes base salary, incentive compensation, change in pension value, and other elements of pay, such as 401(k) employer match, stock awards or overtime, as applicable. The annual total compensation of our principal executive officer (“PEO”) was $6,065,768 and the ratio of our PEO’s compensation to the median employee was 47 to 1. The pay ratio disclosed is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K.
In accordance with the same methodology used to determine the median employee in prior years, we identified our median employee as of October 1, 2020, using for such purposes our entire workforce of approximately 4,000 full, part-time and temporary employees and base salary for the period of January 1, 2019 to December 31, 2019, rounded to the nearest $100.
SEC rules for identifying the median employee and calculating the pay ratio allow companies to apply various methodologies and various assumptions and, as a result, the pay ratio reported by the Company may not be comparable to the pay ratio reported by other companies.
2021 Information Statement	52

Selection of Independent Registered Public Accounting Firm
Fiscal Year 2020
PricewaterhouseCoopers LLP (“PwC”) served as the independent registered public accounting firm for Ameren and its subsidiaries in 2020. PwC is an independent registered public accounting firm with the Public Company Accounting Oversight Board. Representatives of PwC are expected to be present at the Annual Meeting with the opportunity to make a statement if they so desire and are expected to be available to respond to appropriate questions.
Fees For Fiscal Years 2020 and 2019
Audit Fees
The aggregate fees for professional services rendered by PwC for (i) the audits of the consolidated annual financial statements of Ameren and its registered subsidiaries included in the combined 2020 Form 10-K of Ameren and its registered subsidiaries and the annual financial statements of certain non-registered subsidiaries; (ii) the audit of Ameren’s internal control over financial reporting; (iii) the reviews of the quarterly financial statements included in the combined Forms 10-Q of Ameren and its subsidiaries for the 2020 fiscal year; (iv) services provided in connection with debt and equity offerings; (v) certain accounting and reporting consultations; and (vi) post-implementation system reviews were $3,923,000.
Fees billed by PwC for audit services rendered to Ameren and its subsidiaries during the 2019 fiscal year totaled $4,121,000.
Audit-Related Fees
The aggregate fees for audit-related services rendered by PwC to Ameren and its subsidiaries during the 2020 fiscal year totaled $661,475. Such services consisted of pre-implementation systems reviews, a stock transfer/registrar review, and financial due diligence.
Fees billed by PwC for audit-related services rendered to Ameren and its subsidiaries during the 2019 fiscal year totaled $355,000.
Tax Fees
PwC did not render any tax-related services to Ameren and its subsidiaries during the 2020 or 2019 fiscal years.
All Other Fees
The aggregate fees for all other services rendered by PwC to Ameren and its subsidiaries during the 2020 fiscal year totaled $70,100. Such services consisted of an assessment review of the implementation of certain regulatory requirements, a human resources benchmarking resource subscription, and accounting and reporting reference software.
Fees billed by PwC for all other services rendered to Ameren and its subsidiaries during the 2019 fiscal year totaled $216,562.
Fiscal Year 2021
Ameren’s Audit and Risk Committee has appointed PwC as independent registered public accounting firm for Ameren and its subsidiaries, including Ameren Missouri, for the fiscal year ending December 31, 2021. Ameren is asking its shareholders to ratify this appointment at its 2021 annual meeting of shareholders.
Policy Regarding the Pre-Approval of Independent Registered Public Accounting Firm Provision of Audit, Audit-Related and Non-Audit Services
Ameren’s Audit and Risk Committee’s charter provides that the Committee is required to pre-approve all audit, audit-related, tax and other services provided by the independent registered public accounting firm to Ameren and its subsidiaries, including the Company,
53	Union Electric Company

Selection of Independent Registered Public Accounting Firm
except that pre-approvals of non-audit services may be delegated to a single member of the Audit and Risk Committee. The Audit and Risk Committee pre-approved 100 percent of the fees for services provided by PwC covered under the above captions “— Audit Fees,” "— Audit-Related Fees,” “— Tax Fees” and “— All Other Fees” for fiscal years 2020 and 2019.
The information contained in the following Audit and Risk Committee Report shall not be deemed to be “soliciting material” or “filed” or “incorporated by reference” in future filings with the SEC, or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that the Company specifically incorporates it by reference into a document filed under the Securities Act of 1933, as amended, or the Exchange Act.
Audit and Risk Committee Report
The Audit and Risk Committee of Ameren Corporation (“Ameren”) reviews Union Electric Company’s financial reporting process on behalf of Union Electric Company’s Board of Directors. In fulfilling its responsibilities, the Audit and Risk Committee reviewed and discussed the audited financial statements of Union Electric Company included in the 2020 Form 10-K with Union Electric Company’s management and the independent registered public accounting firm. Management is responsible for the financial statements and the reporting process, as well as maintaining effective internal control over financial reporting and assessing such effectiveness. The independent registered public accounting firm is responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States. Union Electric Company is a “non-accelerated filer” with respect to the reporting requirements of the Securities Exchange Act of 1934, as amended, and therefore, is not required to comply with Section 404 of the Sarbanes-Oxley Act of 2002 and related SEC regulations as to the auditor’s attestation report on internal control over financial reporting.
In addition, in connection with its review of Ameren’s and Union Electric Company’s annual audited financial statements, the Audit and Risk Committee has discussed with the independent registered public accounting firm the matters required by the applicable requirements of the Public Company Accounting Oversight Board and the Securities and Exchange Commission (“SEC”), has received and reviewed the written communications from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding PwC’s communications with the Audit and Risk Committee concerning independence, and has discussed with such accounting firm its independence. The Audit and Risk Committee also has considered whether the provision by the independent registered public accounting firm of non-audit services to Ameren is compatible with maintaining their independence.
To ensure the independence of the independent registered public accounting firm, Ameren has instituted monitoring processes at both the management level and the Audit and Risk Committee level. At the management level, the chief financial officer or the chief accounting officer is required to review and pre-approve all engagements of the independent registered public accounting firm for any category of services, subject to the pre-approval of the Audit and Risk Committee described above. In addition, the chief financial officer or the chief accounting officer is required to provide to the Audit and Risk Committee at each of its meetings (except meetings held exclusively to review earnings press releases and reports on SEC Forms 10-Q and 10-K) a written description of all services to be performed by the independent registered public accounting firm and the corresponding estimated fees. The monitoring process at the Audit and Risk Committee level includes a requirement that the Committee pre-approve the performance of any services by the independent registered public accounting firm, except that pre-approvals of non-audit services may be delegated to a single member of the Committee. At each Audit and Risk Committee meeting (except meetings held exclusively to review earnings press releases and quarterly reports on SEC Form 10-Q), the Committee receives a joint report from the independent registered public accounting firm and the chief financial officer or the chief accounting officer concerning audit fees and fees paid to the independent registered public accounting firm for all other services rendered, with a description of the services performed. The Audit and Risk Committee has considered whether the independent registered public accounting firm’s provision of the services covered under the captions “SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM — Fees for Fiscal Years 2020 and 2019 — Audit-Related Fees,” “— Tax Fees” and “— All Other Fees” in this information statement is compatible with maintaining the independent registered public accounting
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Selection of Independent Registered Public Accounting Firm
firm’s independence and has concluded that the independent registered public accounting firm’s independence has not been impaired by its engagement to perform these services.
In reliance on the reviews and discussions referred to above, the Audit and Risk Committee recommended to the Boards of Directors of Ameren and Union Electric Company that Union Electric Company’s audited financial statements be included in Union Electric Company’s 2020 Form 10-K, for filing with the SEC.
Ameren Audit and Risk Committee:
J. Edward Coleman, Chairman
Catherine S. Brune
Ward H. Dickson
Noelle K. Eder
Craig S. Ivey
Leo S. Mackay, Jr.
55	Union Electric Company

Security Ownership
Securities of the Company
As shown in the table below, all of the outstanding shares of our Common Stock are owned by Ameren. Of the 807,595 outstanding shares of our class of Preferred Stock, no shares were owned by our directors, nominees for director and executive officers as of March 9, 2021. Although we are aware of certain filings by persons who are beneficial owners of five percent or more of a series of our Preferred Stock, to our knowledge, there are no beneficial owners of five percent or more of the outstanding shares of our class of Preferred Stock as of March 9, 2021. As discussed under “QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING” above, our Common Stock and Preferred Stock shareholders vote together as a single class on matters submitted to a vote at the Annual Meeting. No independent inquiry has been made to determine whether any shareholder is the beneficial owner of shares not registered in the name of such shareholder or whether any shareholder is a member of a shareholder group.
Name and Address of Beneficial Owner	Shares of Common Stock Owned Beneficially at March 9, 2021	Percent of Common Stock (%)
Ameren Corporation One Ameren Plaza 1901 Chouteau Avenue St. Louis, MO 63103	102,123,834	100
Securities of Ameren
The following table sets forth certain information known to the Company with respect to beneficial ownership of Ameren common stock as of March 9, 2021, for (i) each director and nominee for director of the Company, (ii) each NEO as named in the Summary Compensation Table above, and (iii) all current executive officers, directors and nominees for director as a group.
Name	Number of Shares of Ameren Common Stock Beneficially Owned(1)	Percent Owned(2)
Warner L. Baxter	359,081	*
Mark C. Birk	73,587	*
Fadi M. Diya	83,588	*
Martin J. Lyons, Jr.	151,256	*
Michael L. Moehn	121,205	*
Chonda J. Nwamu	7,389	*
All current executive officers, directors, and nominees for director as a group (9 persons)	888,383	*

*
Less than one percent.

(1)
This column lists voting securities. None of the named individuals held shares issuable within 60 days upon the exercise of Ameren stock options or the vesting of RSUs. Reported shares include those for which a director, nominee for director or executive officer has voting or investment power because of joint or fiduciary ownership of the shares or a relationship with the record owner, most commonly a spouse, even if such director, nominee for director or executive officer does not claim beneficial ownership.

(2)
For each individual and group included in the table, percentage ownership is calculated by dividing the number of shares beneficially owned by such person or group as described above by the sum of the 255,409,997 shares of Ameren common stock outstanding on March 9, 2021 and the number of shares of Ameren common stock that such person or group had the right to acquire on or within 60 days of March 9, 2021.

2021 Information Statement	56

Security Ownership
Since 2003, Ameren has had a policy which prohibits directors and executive officers from engaging in pledges of Ameren securities or short sales, margin accounts and hedging or derivative transactions with respect to Ameren securities. In addition, since 2013, Ameren has had a policy which prohibits directors and employees of Ameren and its subsidiaries, including the Company, from entering into any transaction which hedges (or offsets) any decrease in the value of Ameren equity securities that are (1) granted by Ameren to the director or employee as part of compensation or (2) held, directly or indirectly, by the director or employee.
The address of all persons listed above is c/o Union Electric Company, 1901 Chouteau Avenue, St. Louis, Missouri 63103.
Stock Ownership Requirement for Named Executive Officers and Members of the Senior Leadership Team
The stock ownership requirements applicable to the NEOs are described above under “EXECUTIVE COMPENSATION — COMPENSATION DISCUSSION AND ANALYSIS.” The Company also has stock ownership requirements applicable to members of the Senior Leadership Team. These requirements are included in Ameren’s Corporate Governance Guidelines, which are available on Ameren’s website or upon request to the Company, as described herein.
Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Exchange Act requires the Company’s directors and executive officers and persons who own more than ten percent of the Company’s Common Stock to file reports of their ownership in the Company’s Preferred Stock, and, in some cases, of its ultimate parent’s common stock, and of changes in that ownership with the SEC. SEC regulations also require the Company to identify in this information statement any person subject to this requirement who failed to file any such report on a timely basis. To our knowledge, based solely on a review of the filed reports and written representations that no other reports are required, we believe that each of the Company’s directors and executive officers complied with all such filing requirements during 2020.
Shareholder Proposals
Under the rules of the SEC, any shareholder proposal intended for inclusion in the information statement for the Company’s 2022 annual meeting of shareholders must be received by the Secretary of the Company on or before November 23, 2021. We expect that the 2022 annual meeting of shareholders will be held on May 12, 2022.
In addition, under our Bylaws, shareholders who intend to submit a proposal in person at an annual meeting, or who intend to nominate a director at the 2022 annual meeting, must provide advance written notice along with other prescribed information. In general, such notice must be received by the Secretary of the Company at our principal executive offices not later than 60 days or earlier than 90 days prior to the anniversary of the previous year’s annual meeting (i.e., not later than March 7, 2022 or earlier than February 5, 2022). The specific procedures to be used by shareholders to recommend nominees for director are set forth in Ameren’s Policy Regarding Nominations of Directors, which can be found on Ameren’s website at www.amereninvestors.com. The specific procedures to be used by shareholders to submit a proposal in person at an annual meeting are set forth in the Company’s Bylaws. The chairman of the meeting may refuse to allow the transaction of any business, or to acknowledge the nomination of any person, not made in compliance with the procedures set forth in the Company’s Bylaws and, in the case of nominations, Ameren’s Director Nomination Policy. Copies of the Company’s Bylaws and Director Nomination Policy may be obtained upon written request to the Secretary of the Company.
57	Union Electric Company

Security Ownership
Form 10-K
A copy of Ameren’s 2020 Form 10-K, including the Company’s financial statements for the year ended December 31, 2020, is being furnished with this information statement. The 2020 Form 10-K is also available on Ameren’s website at www.amereninvestors.com. If requested, we will provide you copies of any exhibits to the 2020 Form 10-K upon the payment of a fee covering our reasonable expenses in furnishing the exhibits. You can request exhibits to the 2020 Form 10-K by writing to the Office of the Secretary, Union Electric Company, P.O. Box 66149, St. Louis, Missouri 63166-6149.

For information about the Company, including the Company’s annual, quarterly, and current reports on SEC Forms 10-K, 10-Q and 8-K, respectively, please visit the Financial Info section of Ameren’s website at www.amereninvestors.com. Information contained on Ameren’s website is not incorporated into this information statement or other securities filings.

2021 Information Statement	58